Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended March 31, 2005

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates and changes in capitalization rates with respect to the acquisition and disposition of properties; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2005

First Quarter Review / Shareholder Information

First Quarter Review / Shareholder Information

Financial Review

Balance Sheets

Income Statements

Funds from Operations / Capital Expenditures

Selected Financial Ratios / Data

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

Summary of Outstanding Debt

Debt Maturity Schedule / Debt Covenant Compliance Ratios

Activity Review

2005 Acquisitions

2005 Joint Venture Acquisitions

2005 Dispositions

2005 Joint Venture Dispositions

Redevelopment / Outparcel Development

New Development Activities

Portfolio Review

Property Type Summary

Properties by State / Region

Same Property NOI Analysis

Top Ten Tenants

New Lease Summary

Lease Expiration Schedule

Property Portfolio

Summary of Joint Venture Portfolios

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2005

First Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 408 properties, including 28 properties held through joint ventures, and total assets of approximately $3.9 billion.  The properties are strategically located across 36 states and include 389 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 56.6 million square feet of gross leasable area, and 19 related retail real estate assets, with approximately 1.8 million square feet of gross leasable area.

First Quarter Review

Financial Review

•                  On January 13, 2005, the Company completed a public offering of $100 million aggregate principal amount of unsecured, 10-year fixed rate notes with a coupon of 5.30 percent.  The notes are due on January 15, 2015 and were priced at 99.930 percent of par value to yield 5.309 percent.  Net proceeds from the offering were used to repay a portion of the amount outstanding under the Company’s $350 million revolving credit facility.

Activity Review

•                  During the first quarter of 2005, the Company acquired, including through co-investments with its joint venture partners, five shopping centers and a vacant building and land parcel.  The properties totaled approximately 884,000 square feet of gross leasable area and were acquired for an aggregate purchase price of approximately $136.8 million.  Acquisitions completed during the first quarter are summarized below:

•                  On January 13, 2005, the Company acquired a 20,338 square foot vacant building and 2.5 acres of land located in Elyria, Ohio immediately adjacent to Midway Crossing, a community shopping center owned by the Company and currently under redevelopment.  The building and land were acquired for approximately $1.1 million.

•                  On January 21, 2005, the Company acquired Brunswick Town Center, a 122,989 square foot shopping center located in Brunswick, Ohio and anchored by Giant Eagle and Home Depot (non-owned), for approximately $16.4 million.

•                  On February 16, 2005, the Company acquired Hillcrest Shopping Center, a 312,449 square foot shopping center located in Spartanburg, South Carolina and anchored by Publix, Marshalls and Stein Mart, for approximately $35.5 million, including the issuance of $14.5 million of limited partner units in a partnership controlled by the Company and approximately $16.8 million of assumed mortgage indebtedness. The property is currently under redevelopment with a former Kmart being remerchandised to an Office Depot, a Panera Bread, a PETCO and a Ross Dress for Less.

•                  On February 25, 2005, Westgate Mall, LLC, the Company’s joint venture with Transwestern Investment Company and The Richard E. Jacobs Group, acquired Westgate Mall, an enclosed regional mall located on 55 acres of land in Fairview Park, Ohio (a suburb of Cleveland), for approximately $25.5 million.  The joint venture

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2005

First Quarter Review / Shareholder Information

plans to redevelop the mall into a large community shopping center with multiple anchors, including an existing Kohl’s.

•                  On March 10, 2005, NP/I&G Institutional Retail Company, LLC, the Company’s joint venture with JPMorgan Fleming Asset Management, acquired New London Mall, a 260,396 square foot shopping center located in New London, Connecticut and anchored by Homegoods, Marshalls, OfficeMax and ShopRite, for approximately $41.6 million.

•                  On March 17, 2005, the Company acquired West Ridge Shopping Center, a 167,559 square foot shopping center located in Westland, Michigan (a suburb of Detroit) and anchored by Mervyn’s (non-owned), Target (non-owned), TEC Furniture, Tile Shop and T.J. Maxx, for approximately $16.6 million, including $11.0 million of assumed mortgage indebtedness.

•                  During the first quarter of 2005, the Company generated an aggregate of approximately $16.9 million of proceeds through the sale of two properties, one land parcel and one property held through a joint venture.  Properties sold during the quarter include Jasper Manor, a 194,120 square foot shopping center located in Jasper, Indiana; Cavitt Office Building, a 13,200 square foot miscellaneous property located in Bryan, Texas; a one-acre land parcel at Shops of Riverdale located in Riverdale, Georgia; and Rodney Village, a 211,568 square foot shopping center located in Dover, Delaware and owned by Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

Portfolio Review

•                  At the end of the first quarter, the gross leasable area (GLA) for the Company’s stabilized community and neighborhood shopping centers, including its pro rata share of unconsolidated joint venture properties, was approximately 93.2 percent leased.  The GLA for the Company’s total community and neighborhood shopping center portfolio, which includes redevelopment properties and the Company’s pro rata share of unconsolidated joint venture properties, was approximately 92.1 percent leased at March 31, 2005.

•                  During the first quarter, 146 new leases, aggregating approximately 831,000 square feet, were signed at an average annual base rent (ABR) of $10.27 per square foot.  Also during the quarter, 179 renewal leases, aggregating approximately 649,000 square feet, were signed at an average ABR of $10.72 per square foot, an increase of approximately 8.6 percent over the expiring leases.

Subsequent Event

•                  On April 5, 2005, the Company entered into a $150 million senior unsecured term loan.  The unsecured term loan matures on October 5, 2005 and currently bears interest at LIBOR plus 85 basis points.  Net proceeds from the unsecured term loan were used to repay $100 million of the Company’s 7.75 percent medium-term notes that were scheduled to mature on April 6, 2005, as well as to repay a portion of the amount outstanding under the Company’s $350 million revolving credit facility.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2005

First Quarter Review / Shareholder Information

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.

420 Lexington Avenue

New York, NY  10170

Phone:  212-869-3000

Fax:  212-869-3989

www.newplan.com

Exchange Listing

New York Stock Exchange

Common stock:     NXL

Series E preferred stock:  NXLprE

Senior Unsecured Debt Ratings

Fitch:  BBB+

Moody’s:  Baa2

Standard & Poor’s:  BBB

Quarterly Results

The Company expects to announce quarterly results as follows:

Second quarter 2005: August 4, 2005

Third quarter 2005: October 27, 2005

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.

P.O. Box 43010

Providence, RI  02940

Phone:  800-730-6001

www.equiserve.com

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Stacy Slater

Senior Vice President - Corporate Communications

Phone:  212-869-3000

Fax:  212-869-3989

E-mail:   corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Balance Sheets

(Unaudited, dollars in thousands, except footnotes)

	As Of
	03/31/05	12/31/04
Assets:
Land	$908,897	$897,411
Buildings and improvements	3,187,220	3,090,779
Less: accumulated depreciation and amortization	(451,255)	(428,427)
Net real estate	3,644,862	3,559,763
Real estate held for sale	1,630	20,835
Cash and cash equivalents	23,952	7,292
Restricted cash (1)	19,915	22,379
Marketable securities	3,194	3,433
Receivables
Trade, net of allowance for doubtful accounts of (March 31, 2005- $24,964, December 31, 2004- $24,239)	30,303	31,043
Deferred rent, net of allowance of (March 31, 2005- $3,161, December 31, 2004- $3,548)	32,966	31,931
Other	18,460	18,627
Mortgages and notes receivable (2)	876	8,881
Prepaid expenses and deferred charges	58,988	47,646
Investments in / advances to unconsolidated ventures (3)	35,281	31,888
Intangible assets, net of accumulated amortization of (March 31, 2005- $5,100, December 31, 2004- $3,467) (4)	36,363	32,085
Other assets (5)	13,382	15,939

TOTAL ASSETS	$3,920,172	$3,831,742

Liabilities:
Mortgages payable, including unamortized premium of (March 31, 2005- $20,802, December 31, 2004- $20,400)	$575,965	$551,522
Notes payable, net of unamortized discount of (March 31, 2005- $4,558, December 31, 2004- $4,723)	1,068,840	970,563
Credit facilities	395,000	446,000
Capital leases	28,157	28,234
Dividends payable	47,753	47,698
Other liabilities (6)	109,788	105,269
Tenant security deposits	11,691	11,511
TOTAL LIABILITIES	2,237,194	2,160,797

Minority interest in consolidated partnership and joint ventures	44,687	30,784

Stockholders’ equity:
Preferred stock	10	10
Common stock	1,030	1,028
Additional paid-in capital	2,011,299	2,005,977
Accumulated other comprehensive income	(2,966)	(5,031)
Less: accumulated distributions in excess of net income	(371,082)	(361,823)
TOTAL STOCKHOLDERS’ EQUITY	1,638,291	1,640,161

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,920,172	$3,831,742

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Balance as of December 31, 2004 includes an approximately $8.0 million purchase money note issued in connection with the sale of Factory Merchants Barstow.

(3) Represents direct equity investments in Arapahoe Crossings, LP; BPR Partnerships; BPR Shopping Center, LP; CA New Plan Venture Fund; NP/I&G Institutional Retail Company, LLC; and Westgate Mall, LLC.

(4) Represents the value of intangible assets allocated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations(“SFAS No. 141”).

(5) Other assets include: deposits, the value of certain of the Company’s swaps and furniture and fixtures.

(6) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables, as well as amounts allocated for below market leases in accordance with SFAS 141.

The above does not purport to disclose all items required under generally accepted accounting principles (“GAAP”).

The Company’s Form 10-Q for the quarter ended March 31, 2005 and Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Income Statements

(Unaudited, in thousands, except per share amounts and footnotes)

	Three Months Ended		Twelve Months Ended
	03/31/05	03/31/04	12/31/04
Rental Revenues:
Rental income	$101,637	$95,737	$391,081
Percentage rents	2,647	2,643	6,630
Expense reimbursements	26,198	26,034	99,793
TOTAL RENTAL REVENUES	130,482	124,414	497,504
Rental Operating Expenses:
Operating costs	22,709	23,679	86,690
Real estate and other taxes	16,539	15,077	62,231
Provision for doubtful accounts	2,745	1,872	10,123
TOTAL RENTAL OPERATING EXPENSES	41,993	40,628	159,044
NET OPERATING INCOME	88,489	83,786	338,460
Other Income:
Interest, dividend and other income	2,535	2,538	8,330
Equity in income of unconsolidated ventures	689	230	1,513
TOTAL OTHER INCOME	3,224	2,768	9,843
Other Expenses:
Interest expense	27,331	26,401	106,054
Depreciation and amortization	25,678	20,966	89,772
General and administrative	4,995	4,993	19,394
TOTAL OTHER EXPENSES	58,004	52,360	215,220
Income before real estate sales, impairment of real estate and minority interest	33,709	34,194	133,083
Gain on sale of real estate (1)	—	1,217	1,217
Impairment of real estate	—	—	(43)
Minority interest in income of consolidated partnership and joint ventures	(282)	(260)	(853)
INCOME FROM CONTINUING OPERATIONS	33,427	35,151	133,404
Discontinued Operations:
Results of discontinued operations	256	831	1,763
Gain (loss) on sale of discontinued operations (2) (3)	5,004	1,415	(1,139)
Impairment of real estate held for sale	—	—	(88)
INCOME FROM DISCONTINUED OPERATIONS	5,260	2,246	536
NET INCOME	$38,687	$37,397	$133,940
Preferred dividends	(5,467)	(5,275)	(21,470)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	33,220	32,122	112,470
Minority interest in income of consolidated partnership	282	260	796
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$33,502	$32,382	$113,266
NET INCOME PER COMMON SHARE - BASIC	$0.32	$0.32	$1.11
NET INCOME PER COMMON SHARE - DILUTED	0.32	0.32	1.10
Weighted average common shares outstanding - basic	102,820	99,419	100,894
ERP partnership units	1,964	1,363	1,394
Options	1,042	1,226	1,057
Convertible debt	165	—	—
Restricted stock	144	—	—
Weighted average common shares outstanding - diluted	106,135	102,008	103,345

(1) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(2) For the twelve months ended December 31, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

(3) For the three months ended March 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2005 and Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	03/31/05	03/31/04	12/31/04
Funds from Operations: (1)
Net income available to common stockholders - diluted	$33,502	$32,382	$113,266
Deduct:
Minority interest in income of consolidated partnership	(282)	(260)	(796)
Net income available to common stockholders - basic	33,220	32,122	112,470
Add:
Depreciation and amortization
Continuing operations real estate assets	25,678	20,966	89,772
Discontinued operations real estate assets	10	298	806
Pro rata share of joint venture real estate assets	565	373	1,629
Deduct:
Gain on sale of real estate (2) (3)	—	(1,217)	(1,217)
(Gain) loss on sale of discontinued operations (2)	(3,732)	(947)	5,622
Pro rata share of joint venture (gain) loss on sale of real estate (2)	—	425	433
FUNDS FROM OPERATIONS - BASIC	55,741	52,020	209,515
Add:
Minority interest in income of consolidated partnership	282	260	796
FUNDS FROM OPERATIONS - DILUTED	$56,023	$52,280	$210,311
FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.54	$0.52	$2.08
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$0.53	$0.51	2.04

Funds from operations - diluted	$56,023	$52,280	$210,311
Add:
Impairment of real estate	—	—	43
Impairment of real estate held for sale	—	—	88
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$56,023	$52,280	$210,442
FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.53	$0.51	$2.04
Weighted average common shares outstanding - basic	102,820	99,419	100,894
ERP partnership units	1,964	1,363	1,394
Options	1,042	1,226	1,057
Convertible debt	165	—	—
Restricted stock	144	—	—
Weighted average common shares outstanding - diluted	106,135	102,008	103,345

Dividend per Common share	$0.41250	$0.41250	$1.65000
Dividend per Preferred D share	0.97500	0.97500	3.90000
Dividend per Preferred E share	0.47656	0.47656	1.90624

Common dividends	$42,523	$41,263	$167,286
Preferred D dividends (4)	1,655	1,463	6,222
Preferred E dividends	3,812	3,812	15,248
TOTAL DISTRIBUTIONS	$47,990	$46,538	$188,756
Capital Expenditures (5):
New development	$3,726	$—	$1,765
Building additions and expansions (6)	26,794	22,311	98,981
Building improvements capitalized (7)	1,764	908	12,082
Tenant improvements	1,691	3,735	10,451
Leasing commissions	2,335	2,697	8,217
TOTAL CAPITAL EXPENDITURES	$36,310	$29,651	$131,496

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Funds from Operations / Capital Expenditures

(In thousands, except footnotes)

	Three Months Ended		Twelve Months Ended
	03/31/05	03/31/04	12/31/04
Straight line rents (5)	$1,206	$1,896	$7,643

Capitalized interest (5)	$1,230	$1,268	$6,436

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, the National Association of Real Estate Investment Trusts (“NAREIT”), based on discussions with the Securities and Exchange Commission (“SEC”), provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO.  The Company presents FFO in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO and, therefore, may not be comparable to such other REITs.

(2) Excludes gain / loss on sale of land.

(3) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(4) Dividends for the three months ended March 31, 2005 and the twelve months ended December 31, 2004 include non-cash adjustments to account for the “step-up” of the dividend rate beginning in October 2012.

(5) Includes 100 percent of joint venture properties consolidated in accordance with the provisions of Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities(“FIN 46”), and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(6) Revenue-enhancing expenditures.

(7) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2005 and Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Selected Financial Ratios / Data

(In thousands, except percentages and per share amounts)

	Three Months Ended				Twelve Months Ended
	03/31/05		03/31/04		12/31/04

Debt coverage ratios:
Interest coverage ratio (EBITDA/interest expense)	3.12	x	3.09	x	3.07	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.74	x	2.70	x	2.67	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.34	x	2.31	x	2.28	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.52	x	2.49	x	2.45	x

Debt/equity ratios:
Total debt/total market capitalization	41.9%		38.3%		39.4%
Total debt/total equity market capitalization	72.0%		62.0%		65.0%
Total debt/total book assets	52.8%		51.0%		52.1%
Total debt/undepreciated book value (2)	47.3%		46.3%		46.9%

Operating statistics:
NOI margin (NOI/total rental revenues)	67.82%		67.34%		68.03%
Expense recovery ratio (expense reimbursements/(operating costs + real estate and other taxes)	66.75%		67.17%		67.01%
Annualized G&A/total assets	0.51%		0.54%		0.51%
G&A/total revenues	3.74%		3.93%		3.82%

Market capitalization calculations:
Common shares outstanding	103,074		100,031		102,845
Preferred D shares outstanding	1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000

Common stock price end of period	$25.11		$27.35		$27.08
Preferred D price end of period	50.00		50.00		50.00
Preferred E price end of period	26.14		27.28		26.34

Common market equity at end of period	$2,588,188		$2,735,848		$2,785,043
Preferred market equity at end of period	284,120		293,240		285,720
Total equity market capitalization	2,872,308		3,029,088		3,070,763
Total debt end of period	2,067,962		1,878,450		1,996,319
TOTAL MARKET CAPITALIZATION	$4,940,270		$4,907,538		$5,067,082

(1) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(2) Excludes accumulated depreciation on operating and held for sale assets.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(Dollars in thousands, except footnotes)

	Three Months Ended				Twelve Months Ended
	03/31/05		03/31/04		12/31/04

Net income to EBITDA calculation: (1)
Net income	$38,687		$37,397		$133,940
Depreciation and amortization
Continuing operations real estate assets	25,678		20,966		89,772
Discontinued operations real estate assets	10		298		806
Pro rata share of joint venture real estate assets	565		373		1,629
State taxes	35		133		532
Interest expense
Continuing operations	27,331		26,401		106,054
Discontinued operations	5		58		183
Pro rata share of joint ventures	986		744		3,398
Gain on sale of real estate (2)	—		(1,217)		(1,217)
(Gain) loss on sale of discontinued operations (3)	(5,004)		(1,415)		1,139
(Gain) loss on sale of joint venture	—		425		433
Impairment of real estate
Impairment of real estate	—		—		43
Impairment of real estate held for sale	—		—		88
EBITDA	$88,293		$84,163		$336,800
Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.22	x	2.34	x	2.26	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	1.95	x	2.04	x	1.96	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.66	x	1.74	x	1.67	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	1.78	x	1.88	x	1.79	x
Net income to earnings calculation:
Net income	$38,687		$37,397		$133,940
Deduct:
Income from discontinued operations	(5,260)		(2,246)		(536)
Equity in income of unconsolidated ventures	(689)		(230)		(1,513)
Add:
Minority interest in income of consolidated partnership and joint ventures	282		260		853
Interest expense	27,331		26,401		106,054
Distributed income of investments in unconsolidated joint ventures	—		159		209
Interest component of rental expense	241		97		456
EARNINGS	$60,592		$61,838		$239,463
Fixed charge calculation:
Interest expense	$27,331		$26,401		$106,054
Scheduled principal payments	3,755		3,852		16,031
Preferred dividends	5,467		5,275		21,470
FIXED CHARGE	$36,553		$35,528		$143,555
Capitalized interest	$1,230		$1,268		$6,436

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations,  and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance, because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

(2) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balances include approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(3) For the three months ended March 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.  For the twelve months ended December 31, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003. The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:
Secured Mortgage Indebtedness
Panama City Square	First Union National Bank	$12,315	6.750%	10/01/05	0.60%
Harpers Station I	Columbus Life Insurance Company	11,057	8.000%	10/14/05	0.54%
Harpers Station II	Columbus Life Insurance Company	1,319	8.750%	10/14/05	0.06%
Parkway Plaza I	Sun Life Assurance Company	7,893	7.630%	04/01/06	0.38%
Parkway Plaza II	Sun Life Assurance Company	2,257	8.020%	04/01/06	0.11%
Alexis Park	SECORE Financial	4,361	9.390%	10/01/06	0.21%
Normandy Square	State Farm Life Insurance Company	2,706	8.200%	02/01/07	0.13%
Montebello Plaza	Nationwide Life Insurance	2,641	9.625%	03/05/07	0.13%
Crown Point	Jackson National Life Insurance	6,906	8.120%	05/01/07	0.34%
Skyway Plaza	LaSalle National Bank	3,523	9.250%	05/01/07	0.17%
Dickson City Crossings I	General American Life Insurance Co.	11,939	8.650%	12/01/07	0.58%
Dickson City Crossings II	General American Life Insurance Co.	2,386	8.870%	12/01/07	0.12%
Westminster City Center	Wells Fargo Bank, N.A.	27,736	6.690%	02/01/08	1.35%
Silver Pointe	Nomura Asset Capital Corporation	7,165	7.500%	03/11/08	0.35%
Hillside Village Center	Wells Fargo Bank, N.A.	4,369	6.900%	04/01/08	0.21%
42 properties (REMIC)	SECORE Financial	149,759	6.670%	06/01/08	7.29%
Marketplace	Heller Financial, Inc.	9,151	6.880%	08/01/08	0.45%
Brice Park	USG Annuity and Life	2,441	7.875%	02/01/09	0.12%
London Marketplace	Aegon USA Realty	3,274	8.265%	04/01/09	0.16%
Paradise Plaza	CIGNA	1,357	9.150%	04/01/09	0.07%
Tuckernuck Square	LaSalle National Bank	5,317	7.880%	08/01/09	0.26%
Perry Marketplace	American Express	2,918	9.000%	10/01/09	0.14%
Bristol Plaza	Sun Life Assurance Company	5,959	8.090%	11/01/09	0.29%
Festival Center	KeyBank National Association	2,450	8.240%	01/01/10	0.12%
Sunshine Square	Sun Life Assurance Company	7,159	8.490%	05/31/10	0.35%
Marwood Plaza	Sun Life Assurance Company	4,153	8.280%	06/01/10	0.20%
Saddletree Village Shopping Center	Aegon USA Realty	1,523	8.250%	06/01/10	0.07%
Hampton Village Centre	Deutsche Banc Capital LLC	28,952	8.530%	06/30/10	1.41%
Hillcrest Shopping Center	General Electic Capital Corporation	16,727	8.110%	07/01/10	0.81%
Greentree	KeyBank National Association	4,923	8.240%	10/01/10	0.24%
Merchant’s Central	KeyBank National Association	6,119	8.240%	10/01/10	0.30%
Northside Plaza	KeyBank National Association	2,149	8.240%	10/01/10	0.10%
Habersham Crossing	KeyBank National Association	3,625	8.240%	10/01/10	0.18%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,180	8.000%	07/01/11	0.11%
Merchants Crossing	American Equity Investment	5,077	7.630%	09/14/11	0.25%
Hunt River Commons	Nationwide Life Insurance	7,171	7.070%	10/01/11	0.35%
Annex of Arlington	LaSalle National Bank	17,822	7.850%	04/11/12	0.87%
Chapel Square	American National	1,466	9.250%	02/01/13	0.07%
Florence Square I	Nationwide Life Insurance	13,095	7.400%	04/01/13	0.64%
Florence Square II	Nationwide Life Insurance	1,276	8.500%	04/01/13	0.06%
Florence Square III	Nationwide Life Insurance	986	8.320%	04/01/13	0.05%
Northgate	State Farm Life Insurance Company	5,719	8.750%	06/30/13	0.28%
West Ridge Shopping Center	Morgan Stanley Mortgage Capital Inc.	11,024	5.890%	12/09/13	0.54%
University IV	IDS Life Insurance Company	1,809	8.250%	03/01/15	0.09%
Riverview Plaza	Protective Life	4,246	8.625%	09/01/15	0.21%
Green Acres	Protective Life	10,658	7.500%	07/01/16	0.52%
Lexington Town Square	American Enterprise	1,716	8.500%	10/01/16	0.08%
Midway Market Square	MONY	16,004	8.180%	12/01/16	0.78%
Elkhart Market Centre	Protective Life	12,621	7.500%	08/01/18	0.61%
Northshore Plaza	IDS Life Insurance Company	3,618	8.050%	02/01/20	0.18%
Covered Bridge	Protective Life	2,618	7.500%	06/01/20	0.13%
Olympia Corners	Protective Life	5,142	7.500%	06/01/20	0.25%
Sun Plaza	Protective Life	9,559	7.500%	06/01/20	0.47%
The Vineyards	Protective Life	7,946	7.500%	06/01/20	0.39%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

	Lender	Outstanding Balance	Actual Interest Rate		Maturity Date	Percent of Total Indebtedness

Arvada Plaza	American Centurion	2,055	7.670%		05/01/21	0.10%
Aurora Plaza	Protective Life	6,189	7.500%		06/01/21	0.30%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,613	7.880%		06/01/21	0.22%
Hilltop Plaza	IDS Life Insurance Company	5,569	7.640%		06/01/21	0.27%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,809	7.320%		03/01/28	0.19%
TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$530,517	7.481%			25.84%
Unsecured Notes
7.75%, 10 Year Unsecured Notes	—	$100,000	7.750%		04/06/05	4.87%
7.35%, 10 Year Unsecured Notes	—	30,000	7.350%		06/15/07	1.46%
5.88%, 5 Year Unsecured Notes	—	250,000	5.875%		06/15/07	12.18%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%		09/15/09	7.31%
4.50%, 7 Year Unsecured Notes (1)	—	150,000	4.500%		02/01/11	7.31%
5.50%, 10 Year Unsecured Notes	—	50,000	5.500%		11/20/13	2.44%
5.30%, 10 Year Unsecured Notes	—	100,000	5.300%		01/15/15	4.87%
3.75%, 20 Year Unsecured Notes (2)	—	115,000	3.750%		06/01/23	5.60%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%		08/14/26	0.49%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%		11/02/26	1.22%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%		11/02/26	0.49%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%		11/02/26	0.49%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%		02/15/28	1.22%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%		02/15/28	1.22%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%		07/30/29	1.22%
TOTAL FIXED RATE UNSECURED NOTES		$1,075,000	5.993%			52.35%
CAPITAL LEASES		$28,157	7.500%		06/20/31	1.37%
TOTAL FIXED RATE DEBT		$1,633,674	6.502%			79.56%
Variable Rate Debt (3):
Secured Mortgage Indebtedness
Elk Grove Town Center	MetLife	$14,500	4.160%		12/01/06	0.71%
Highland Commons	GE Financial Assurance	3,598	6.375%		12/01/09	0.18%
Lexington Road Plaza	Great Northern Insured Annuity	6,548	7.375%		09/01/11	0.32%
TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$24,646	5.338%			1.20%
Credit Facilities
$350 Million Revolving Credit Facility	Bank of America	$245,000	3.520	%(4)	06/29/07	11.93%
$150 Million Secured Term Loan Facility	Bank of America	150,000	3.720%		06/29/07	7.31%
TOTAL CREDIT FACILITIES		$395,000	3.597%			19.24%
TOTAL VARIABLE RATE DEBT		$419,646	3.701%			20.44%
TOTAL DEBT		$2,053,320	5.938%			100.00%
Net Unamortized Premiums on Mortgages		$20,802
Net Unamortized Discount on Notes		(4,558)
Impact of Swap Agreements on Notes (1)		(1,602)
TOTAL DEBT - NET		$2,067,962

(1) On February 6, 2004, the Company issued $150 million aggregate principal amount of 7-Year Fixed Rate Unsecured Notes with a coupon of 4.50%.  As of March 31, 2005, the Company had interest rate swaps that effectively convert the interest rate on $65 million of the notes from a fixed rate to a blended floating rate of 30 basis points over the 6-month LIBOR rate.

(2) On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes.  The notes are convertible into cash, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(3) As determined by the applicable loan agreement, the Company incurs interest on these obligations using either the 30-day LIBOR rate, which was 2.87% as of March 31, 2005, plus spreads ranging from 65 to 85 basis points, or Moody’s A Corporate Bond Index, which was 5.40% as of March 31, 2005, plus spreads ranging from 12.5 to 37.5 basis points.

(4) In addition to the stated interest rate, the Company also incurs an annual facility fee of 20 basis points.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(Dollars in thousands, except footnotes)

	Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2005	$12,453	$124,438		$136,891	6.67%
2006	16,625	28,034		44,659	2.17%
2007	15,986	700,573	(1)	716,559	34.90%
2008	14,274	190,035		204,309	9.95%
2009	11,445	166,712		178,157	8.68%
2010	10,669	66,805		77,474	3.77%
2011	9,442	164,299		173,741	8.46%
2012	9,335	25,807		35,142	1.71%
2013+	91,388	395,000		486,388	23.69%
	$191,617	$1,861,703		$2,053,320	100.00%

Net Unamortized Premiums on Mortgages				$20,802
Net Unamortized Discount on Notes				(4,558)
Impact of Swap Agreements on Notes				(1,602)
TOTAL DEBT - NET				$2,067,962

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	7.6 years	2.3 years	6.5 years
Excluding capital leases and credit facilities	7.3 years	3.4 years	7.2 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (2)	Required	Actual	Compliance
Total consolidated debt to total asset value	< 60%	52%	Yes
Total secured debt to total asset value	< 40%	18%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	209%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	280%	Yes

Unencumbered Properties Summary:

	# of Properties	GLA
Unencumbered properties	278	38,862,388
Encumbered properties	102	14,442,980
	380	53,305,368

(1) Scheduled maturities include $245 million representing the balance of the $350 million revolving credit facility drawn as of March 31, 2005 and maturing June 29, 2007, with a one-year extension option, and the balance of the $150 million secured term loan drawn as of March 31, 2005 and maturing June 29, 2007.

(2) For a complete listing of debt covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the SEC.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

2005 Acquisitions

	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Anchor Tenants	Year Built (4)

Property Acquisitions
1Q 2005
Building at Midway Crossing (5)	S	Elyria, OH	01/13/05	$1,125,000	—	$—	20,338	0%	—	2005
Brunswick Town Center	S	Brunswick, OH	01/21/05	16,431,000	8.6%	1,405,459	122,989	90%	Giant Eagle , Home Depot (non-owned)	2004
Hillcrest Shopping Center (6)	S	Spartanburg, SC	02/16/05	35,513,410	8.3%	2,962,257	312,449	91%	Marshalls, Publix, Stein Mart	2005
West Ridge Shopping Center	S	Westland, MI	03/17/05	16,622,250	7.9%	1,313,158	167,559	99%	Mervyn’s (non-owned), Target (non-owned), TEC Furniture, Tile Shop, T.J. Maxx	1989
Total				$69,691,660	—	$5,680,874	623,335

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Total acquistion was comprised of a 20,338 square foot vacant building and 2.5 acreas of land immediately adjacent to Midway Crossing, a community shopping center owned by the Company and currently under redevelopment.

(6) Property currently under redevelopment.  Cap-rate and NOI calculated on a stabilized basis.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

2005 Joint Venture Acquisitions

Property Name	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Anchor Tenants	Year Built (4)

1Q 2005
Westgate Mall / Westgate Mall, LLC (5)	S	Fairview Park, OH	02/25/05	$25,500,000	—	—	55 acres	—	Kohl’s	2005
New London Mall / NP/I&G Institutional Retail Company, LLC	S	New London, CT	03/10/05	41,625,000	6.5%	$2,686,656	260,396	93%	Homegoods, Marshalls, OfficeMax, ShopRite	2000
Total				$67,125,000	—	$2,686,656	260,396

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Property currently under redevelopment.  The joint venture plans to redevelop the mall into a large community shopping center with multiple anchors, including the existing Kohl’s.

The above does not purport to disclose all items required under generally accepted accounting principles (“GAAP”).

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

2005 Dispositions

	Property Type (1)	Location	Sale Date	Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Year Built (4)

Property Dispositions
1Q 2005
Land at Shops of Riverdale	L	Riverdale, GA	01/14/05	$1,620,000	$347,420	$1,272,580	—	—	1 acre	—	—
Jasper Manor	S	Jasper, IN	02/24/05	7,000,000	6,581,950	418,050	8.9%	$624,265	194,120	85%	2004
Cavitt Office Building	M	Bryan, TX	03/09/05	100,000	100,000	—	—	—	13,200	0%	2001
				$8,720,000	$7,029,370	$1,690,630	—	$624,265	207,320

(1) L - Land, M - Miscellaneous, S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

2005 Joint Venture Dispositions

Property Name	Property Type (1)	Location	Transaction Description	Sale Date	Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA	Percent Leased (3)	Year Built (4)

Rodney Village / Benbrooke Ventures (5)	S	Dover, DE	Sale of property	01/12/05	$10,075,000	$7,017,958	$3,057,042	9.3%	$936,975	211,568	93%	2003

(1) S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5)  In connection with the sale of this property, the Company received its pro rata share of the total proceeds, approximately $8.139 million, and recorded its pro rata share of the gain on sale, approximately $3.314 million.  The pro rata share of the gain is included in Gain (loss) on sale of discontinued operations in the Company’s Income Statements, and is greater than the total joint venture gain due to differences between the joint venture’s basis in the property and the Company’s basis in the joint venture.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Redevelopment / Outparcel Development

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)
Company Redevelopment Activities
	Community and Neighborhood Shopping Centers

1	Ivyridge	Philadelphia, PA	Construction of a new 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation	107,316	44%	Apr-03	Aug-05	25%	$7,800,000	10.0%
2	Columbus Center	Columbus, IN	Sale of 12 acres of land to Target for a 126,000 SF store and façade renovation	147,602	58%	May-03	Apr-05	85%	4,107,345	12.4%
3	Market Place	Piqua, OH	Construction of a 69,133 SF Kroger and addition of 9,600 SF of new retail space	179,939	63%	May-03	Apr-05	80%	2,990,205	10.3%
4	Cave Spring Corners	Roanoke, VA	Construction of a new 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location	147,039	65%	May-03	Jul-05	55%	2,092,753	13.0%
5	Sunshine Square	Medford, NY	Construction of a new 65,000 SF Stop & Shop and façade renovation	230,235	93%	Jun-03	Jul-05	75%	4,796,792	15.2%
6	The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	279,097	77%	Jul-03	Sep-05	49%	26,000,000	10.0%
7	Galleria Commons	Henderson, NV	Redevelopment of former House To Home with a 85,000 SF Burlington Coat Factory and additional retail shops	111,819	90%	Jul-03	Apr-05	60%	3,542,363	11.0%
8	J*Town Center	Jeffersontown, KY	Phase II of reconfiguration of shopping center with façade renovation of the main building and reposition of shopping center into multi-use retail / office anchored by a 38,380 SF Louisville Athletic Club	192,985	89%	Sep-03	Sep-05	50%	6,821,007	13.7%
9	Washtenaw Fountain Plaza	Ypsilanti, MI	Redevelopment of former Builders Square with a multi-tenant building	136,103	91%	Jan-04	Jan-05	80%	2,509,779	10.0%
10	Western Village	Cincinnati, OH	Construction of a new 76,000 SF Kroger and 30,000 SF of retail shops	115,450	18%	Feb-04	Jun-05	65%	5,802,868	11.1%
11	Transit Road Plaza	Lockport, NY	Remerchandise former Kmart with a multi-tenant building anchored by a 21,160 SF Office Max and a 29,563 SF Grossman’s Bargain Outlet	138,120	75%	Mar-04	Feb-05	60%	5,493,726	10.4%
12	Orange Grove	Houston, TX	Redevelopment of former Kmart anchored shopping center with the construction of a 35,277 SF 24 Hour Fitness, 8,000 SF of new retail shops and the addition of a 93,633 SF Floor & Décor	188,698	97%	May-04	Feb-05	80%	5,896,546	10.5%
13	Colonial Marketplace	Orlando, FL	Redevelopment and renovation of shopping center with a new 50,000 SF LA Fitness and the creation of a 30,000 SF junior anchor space and 4,600 SF of retail shops on an outparcel	140,622	76%	Jul-04	May-05	30%	7,956,483	11.0%
14	Wallkill Plaza	Middletown, NY	Redevelopment of former Bradlees into a multi-tenant retail building anchored by a 58,931 SF Ashley Furniture and a 27,000 SF A.J. Wright and shopping center renovation	203,234	89%	Jul-04	May-05	80%	3,071,729	11.0%
15	Mohawk Acres	Rome, NY	Construction of a new 70,000 SF Price Chopper and shopping center renovation	161,538	87%	Sep-04	Oct-05	60%	3,570,204	10.1%
16	Price Chopper Plaza	Rome, NY	Redevelopment of shopping center related to relocation of Price Chopper to Mohawk Acres	78,401	71%	Sep-04	Jan-07	5%	1,184,505	10.1%
17	Village Center	Smithtown, NY	Renovation of shopping center with the addition of Zio Guisseppe’s, a 32,500 SF specialty grocer	97,536	100%	Oct-04	Oct-05	20%	1,496,294	13.0%
18	Merchants Crossing	Newnan, GA	Remerchandise former Kmart with a multi-tenant building	170,100	57%	Dec-04	Jul-06	10%	925,922	10.7%
19	Tinton Falls Plaza	Tinton Falls, NJ	Renovation of former Burlington Coat Factory with expansion of WOW Fitness by 11,077 SF, the addition of Velocity Sports Med in 16,612 SF and the creation of 12,973 SF of small shop space	100,582	100%	Dec-04	Jan-06	5%	2,346,415	10.7%
20	Culpepper Plaza	College Station, TX	Renovation of shopping center with new junior anchors to replace former Safeway	178,004	70%	Dec-04	Feb-06	5%	2,464,322	10.9%
21	The Crossing at Fry Road	Katy, TX	Expansion of Hobby Lobby by 15,576 SF and façade renovation	234,517	100%	Dec-04	Sep-05	5%	421,441	12.4%
22	Rose Pavilion (4)	Pleasanton, CA	Demolition of vacant theatre and construction of a new 30,000 SF Broyhill Furniture Store	294,848	100%	Jan-05	Dec-05	5%	3,110,590	10.2%
23	Grand Crossing	Brighton, MI	Renovation of VG’s, expansion of Ace Hardware by 4,000 SF and addition of 3,600 SF of new shop space	85,596	100%	Jan-05	Jan-06	10%	804,393	10.9%
24	Roxboro Square	Roxboro, NC	Redevelopment of former Wal-Mart anchored center into a town center anchored by Person County	98,980	91%	Jan-05	Dec-05	20%	6,007,629	10.1%
25	Parkway Plaza	Winston-Salem, NC	Conversion of former Bowling Center to 28,000 SF CitiTrends	286,405	96%	Jan-05	Oct-05	10%	1,020,522	10.9%
26	Midway Crossing (4)	Elyria, OH	Remerchandise 20,338 SF former Kids R Us and develop pad site with a 10,000 SF Darden restaurant	171,175	87%	Jan-05	Apr-06	5%	2,613,973	13.0%
27	Friendswood Square	Friendswood, TX	Reconfiguration of shopping center and addition of a new 14,560 SF Walgreens	77,999	32%	Jan-05	May-06	10%	4,476,887	9.5%
28	Westminster City Center (4)	Westminster, CO	Reconfiguration of the northend of the shopping center with a downsized 15,803 SF Golfsmith and a new 11,043 SF Pier 1	339,600	100%	Apr-05	Jan-05	0%	1,169,140	10.6%
29	Coconut Creek (4)	Coconut Creek, FL	Phase II redevelopment of north wing of the shopping center with a 36,000 SF Radical Entertainment	264,846	92%	Apr-05	Jan-05	0%	672,916	10.8%
30	Hillcrest Shopping Center (4)	Spartanburg, SC	Remerchandise former Kmart with a 30,187 SF Ross Dress for Less, a 20,000 SF Office Depot, a 15,000 SF PETCO and a Panera Bread	329,529	91%	Apr-05	Apr-06	0%	4,465,377	10.3%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Redevelopment / Outparcel Development

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

31	Chapman-Ford Crossing (4)	Knoxville, TN	Remerchandise former Wal-Mart with a 60,000 SF First Tennessee Bank and two junior anchors	185,604	87%	May-05	Oct-06	0%	1,232,047	16.0%
32	Parkview West (4)	Pasadena, TX	Renovate and remerchandise the shopping center creating high profile small shop space	39,996	91%	Jun-05	Sep-05	0%	434,955	10.6%
33	Merchants Park (4)	Houston, TX	Reconfigure shopping center to accommodate addition of a new 30,000 SF Ross Dress for Less and a 9,000 SF O’Reilly Auto	195,694	85%	Jul-05	Nov-05	0%	1,521,079	9.3%

							Total / Weighted Average		$128,820,207	10.9%

Joint Venture Redevelopment Activities

	Community and Neighborhood Shopping Centers

34	Clinton Crossing	Clinton, MS	Redevelopment of former Wal-Mart with a new 46,873 SF Winn-Dixie and 14,000 SF of retail shops	101,073	98%	Apr-04	Jan-05	75%	$6,837,878	14.9%
35	Stone Mountain Festival	Stone Mountain, GA	Redevelopment and renovation of shopping center with the addition of a 52,570 SF Hobby Lobby	347,190	90%	Sep-04	Mar-06	10%	3,896,995	12.2%
36	Westgate Mall (4)	Fairview Park, OH	Redevelop existing enclosed mall into a large multi-anchored community shopping center, including an existing Kohl's	380,000	-	Jun-05	Sep-07	0%	50,000,000	10.0%

							Total / Weighted Average		$60,734,873	10.7%
Outparcel Development Activities

	Community and Neighborhood Shopping Centers

37	Ridgeview Centre	Wise, VA	Construction of a 10,700 SF Social Security office	187,400	100%	Jan-04	May-05	70%	$1,592,813	10.7%
38	Paradise Plaza	Paradise, CA	Construction of a 3,076 SF Perko's Café	199,688	100%	Sep-04	Oct-05	10%	1,003,215	11.2%
39	Elkhart Market Centre	Goshen, IN	Construction of a 7,800 SF Pet Supplies Plus	356,915	100%	Oct-04	Oct-05	10%	950,290	12.3%
							Total / Weighted Average		$3,546,318	11.3%
			TOTAL IN-PROCESS REDEVELOPMENT / OUTPARCEL DEVELOPMENT / WEIGHTED AVERAGE						$193,101,398	10.9%

						Construction			Expected	Expected
					Percent			Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

Completed 2005 Redevelopment / Outparcel Development Activities

	Community and Neighborhood Shopping Centers

1	Tinley Park Plaza	Tinley Park, IL	Redevelopment of former Builders Square parcel with a 76,521 SF main retail building, including a 22,722 SF Staples, and 13,200 SF outparcel building	250,017	91%	Mar-03	Feb-05	100%	$5,642,612	9.5%
2	Dover Park Plaza	Yardville, NJ	Phase II of façade renovation and the replacement of former Acme with multiple retail shops	58,025	96%	Oct-04	Mar-05	100%	769,425	11.4%
3	Hornell Plaza	Hornell, NY	Expansion of Wegman's by 2,800 SF and relocation of existing tenants to new spaces	253,703	97%	Sep-04	Mar-05	100%	617,847	12.8%
4	Shops at Seneca Mall	Liverpool, NY	Redevelopment of former medical space with a 34,000 SF Big Lots and additional retail shops	235,725	93%	Oct-04	Mar-05	100%	1,182,378	11.7%
5	Sharpstown Plaza	Houston, TX	Redevelopment of former office building into a shopping center anchored by a new 33,177 SF Circuit City and 9,947 SF of retail shops	43,630	95%	Jul-04	Mar-05	100%	5,347,799	11.2%
6	Tomball Parkway Plaza	Tomball, TX	Renovation of former Compaq anchored wing of shopping center to accommodate multi-tenant retail shops anchored by a 29,655 SF Big Lots	133,629	98%	Sep-04	Mar-05	100%	542,366	11.1%

							Total / Weighted Average		$14,102,427	10.6%

Completed 2005 Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers
7	Marrero Shopping Center	Marrero, LA	Expansion of Winn-Dixie to 48,960 SF	69,259	100%	Jul-04	Mar-05	100%	$1,729,410	13.1%

			TOTAL COMPLETED REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$15,831,837	10.9%

			TOTAL REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$208,933,235	10.9%

(1) Includes all leases in effect at March 31, 2005, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.  Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales as adjusted, primarily for the inclusion of peripheral land development costs.

(4) Indicates project added during the quarter ended March 31, 2005.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

New Development Activities

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased	Start Date	Completion Date	Complete	Project Cost	on Cost (1)

New Development Activities

	Community and Neighborhood Shopping Centers

1	Unity Plaza	East Fishkill, NY	Development of a 70,000 SF shopping center anchored by A&P Food Market	70,000	—	May-04	Nov-05	60%	$14,181,946	10.0%
2	The Centre at Navarro	Victoria, TX	Phase I development of 52,208 SF shopping center anchored by a 29,000 SF Hastings and a 14,490 SF Walgreens	52,208	—	Jan-05	Dec-05	20%	7,092,369	10.7%

							Total / Weighted Average		$21,274,315	10.2%

(1) Projected income / expected total project cost.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Property Type Summary

(Includes 100 Percent of Joint Venture Portfolios)

	# of		Percent	Leased
	Properties	GLA	Leased	GLA	ABR

COMPANY PORTFOLIO (1)

Stabilized Properties
Community and Neighborhood Shopping Centers	327	45,639,885	93.2%	42,517,699	$345,302,149
Miscellaneous Properties	18	1,760,969	73.9%	1,302,197	12,264,916
	345	47,400,854	92.4%	43,819,896	$357,567,065

Redevelopment Properties
Community and Neighborhood Shopping Centers	33	5,904,514	83.6%	4,937,933	$42,261,429

New Development Properties
Community and Neighborhood Shopping Centers	2	—	—	—	—
COMPANY PORTFOLIO	380	53,305,368	91.5%	48,757,829	$399,828,494

JOINT VENTURE PORTFOLIOS (2)

Stabilized Properties
Community and Neighborhood Shopping Centers	24	4,603,302	96.6%	4,448,428	$52,525,608
Miscellaneous Properties	1	—	—	—	—
	25	4,603,302	96.6%	4,448,428	$52,525,608

Redevelopment Properties
Community and Neighborhood Shopping Centers	3	420,290	91.1%	382,695	$2,237,260

JOINT VENTURE PORTFOLIOS (2)	28	5,023,592	96.2%	4,831,123	$54,762,868

TOTAL PORTFOLIO (3)	408	58,328,960	91.9%	53,588,952	$454,591,362

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (3)	351	50,243,187	93.5%	46,966,127	$397,827,757

TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (3)	38	6,324,804	84.1%	5,320,628	44,498,689

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (3)	389	56,567,991	92.4%	52,286,755	442,326,446

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (3) (4)

			ABR
		Percent of			Percent of
	Leased	Shopping Centers			Shopping Centers
	GLA	Leased GLA	Amount	Per Foot	ABR
Anchor Tenants	32,027,030	61.3%	$202,224,571	$6.31	45.7%
Non-anchor Tenants	20,259,725	38.7%	240,101,875	11.85	54.3%
	52,286,755	100.0%	$442,326,446	$8.46	100.0%

(1) Includes joint venture properties consolidated in accordance with the provisions of FIN 46.

(2) Includes 100 percent of properties owned by unconsolidated joint ventures.

(3) Includes 100 percent of properties owned by consolidated and unconsolidated joint ventures.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Property Type Summary

(Includes Pro Rata Share of Joint Venture Portfolios)

					ABR		Quarterly NOI (1)
						Percent of		Percent of
	# of		Percent	Leased		Company		Company
	Properties	GLA	Leased	GLA	Amount	ABR	Amount	NOI

COMPANY PORTFOLIO (2)

Stabilized Properties
Community and Neighborhood Shopping Centers	327	45,639,885	93.2%	42,517,699	$345,302,149	84.2%	$77,858,230	88.0%
Miscellaneous Properties	18	1,760,969	73.9%	1,302,197	12,264,916	3.0%	2,766,785	3.1%
	345	47,400,854	92.4%	43,819,896	$357,567,065	87.2%	$80,625,015	91.1%

Redevelopment Properties
Community and Neighborhood Shopping Centers	33	5,904,514	83.6%	4,937,933	$42,261,429	10.3%	$7,873,001	8.9%

New Development Properties
Community and Neighborhood Shopping Centers	2	—	—	—	—	—	(9,500)	—

COMPANY PORTFOLIO	380	53,305,368	91.5%	48,757,829	$399,828,494	97.5%	$88,488,516	100.0%

JOINT VENTURE PORTFOLIOS (3)

Stabilized Properties
Community and Neighborhood Shopping Centers	24	809,568	97.4%	788,560	$10,032,153	2.4%
Miscellaneous Properties	1	—	—	—	—	—
	25	809,568	97.4%	788,560	$10,032,153	2.4%

Redevelopment Properties
Community and Neighborhood Shopping Centers	3	42,029	91.1%	38,270	$223,726	0.1%

JOINT VENTURE PORTFOLIOS (3)	28	851,597	97.1%	826,829	$10,255,879	2.5%

TOTAL PORTFOLIO (4)	408	54,156,964	91.6%	49,584,657	$410,084,375	100.0%

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (4)	351	46,449,453	93.2%	43,306,259	$355,334,302

TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (4)	38	5,946,543	83.7%	4,976,203	42,485,155

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (4)	389	52,395,996	92.1%	48,282,461	397,819,457

(1) NOI is provided here as a supplemental measure of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and excludes NOI from properties classified as discontinued operations under SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”).   The Company believes that this presentation of NOI is helpful to investors as a measure of its operational performance because (i) it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense, and (ii) it provides a breakdown of NOI being generated on a quarterly basis from the various property types in the Company’s portfolio.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.  For a reconciliation of NOI to net income please see page 6.

(2) Includes joint venture properties consolidated in accordance with the provisions of FIN 46.

(3) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(4) Includes 100 percent of joint venture properties consolidated in accordance with the provision of FIN 46 and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Properties by State / Region - Company Portfolio

					Percent of
	Number of	Percent		Percent of	Scheduled
	Properties	Leased	GLA	GLA	ABR
State
Alabama	7	99.1%	760,014	1.4%	1.1%
Arizona	5	89.0%	806,208	1.5%	1.6%
Arkansas	2	93.5%	241,361	0.5%	0.4%
California	14	97.1%	2,247,278	4.2%	6.4%
Colorado	4	99.5%	862,508	1.6%	2.4%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	30	89.8%	5,318,042	10.0%	11.3%
Georgia	31	93.3%	3,637,659	6.8%	6.2%
Illinois	9	88.4%	1,586,528	3.0%	3.8%
Indiana	9	84.7%	1,158,167	2.2%	1.4%
Iowa	3	94.3%	549,291	1.0%	0.8%
Kentucky	12	96.4%	2,181,025	4.1%	3.6%
Louisiana	5	98.1%	689,931	1.3%	0.8%
Maryland	2	84.5%	282,336	0.5%	0.5%
Massachusetts	2	93.7%	348,917	0.7%	0.5%
Michigan	21	94.3%	3,177,315	6.0%	6.6%
Minnesota	1	98.2%	55,715	0.1%	0.1%
Mississippi	1	100.0%	87,721	0.2%	0.1%
Nevada	3	90.9%	584,155	1.1%	1.2%
New Jersey	6	97.4%	879,700	1.7%	2.1%
New Mexico	2	95.6%	98,400	0.2%	0.1%
New York	26	86.4%	3,601,195	6.8%	5.8%
North Carolina	14	95.9%	1,887,898	3.5%	2.8%
Ohio	24	87.4%	3,949,443	7.4%	6.9%
Oklahoma	1	100.0%	186,851	0.4%	0.4%
Pennsylvania	15	84.9%	2,595,897	4.9%	5.4%
Rhode Island	1	100.0%	148,126	0.3%	0.3%
South Carolina	8	95.5%	1,105,222	2.1%	1.8%
Tennessee	15	93.2%	1,882,236	3.5%	3.0%
Texas	83	89.4%	9,087,251	17.0%	16.9%
Utah	3	98.9%	607,075	1.1%	1.0%
Virginia	13	94.2%	1,683,222	3.2%	3.0%
West Virginia	3	92.9%	362,121	0.7%	0.6%
Wisconsin	3	94.0%	466,410	0.9%	0.7%
Wyoming	1	89.6%	160,150	0.3%	0.2%

	380	91.5%	53,305,368	100%	100%

Region (1)
East	103	91.4%	15,105,659	28.3%	26.6%
Midwest	71	90.0%	11,103,019	20.8%	20.6%
South	175	91.3%	21,891,066	41.1%	40.1%
West	31	95.7%	5,205,624	9.8%	12.7%

	380	91.5%	53,305,368	100%	100%

(1) NCREIF Regions

Includes joint venture properties consolidated in accordance with the provisions of FIN 46.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Properties by State / Region - Joint Venture Portfolios

					Percent of
	Number of	Percent		Percent of	Scheduled
	Properties	Leased	GLA	GLA	ABR
State
Colorado	2	98.4%	588,576	11.7%	13.6%
Connecticut	1	91.8%	260,396	5.2%	5.3%
Florida	6	95.6%	887,246	17.7%	16.1%
Georgia	5	94.6%	1,007,861	20.1%	16.4%
Louisiana	1	100.0%	69,259	1.4%	0.8%
Mississippi	1	97.9%	73,073	1.5%	1.5%
New Mexico	1	95.1%	126,012	2.5%	2.0%
New York	1	100.0%	251,136	5.0%	7.2%
North Carolina	1	98.0%	59,047	1.2%	1.0%
Ohio	2	95.1%	133,631	2.7%	3.0%
Texas	7	96.6%	1,567,355	31.2%	33.1%

	28	96.2%	5,023,592	100%	100%

Region (1)
East	2	95.8%	511,532	10.2%	12.5%
Midwest	2	95.1%	133,631	2.7%	3.0%
South	21	95.9%	3,663,841	72.9%	68.9%
West	3	97.8%	714,588	14.2%	15.6%

	28	96.2%	5,023,592	100%	100%

(1) NCREIF Regions

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Properties by State / Region - Total Portfolio

					Percent of
	Number of	Percent		Percent of	Scheduled
	Properties	Leased	GLA	GLA	ABR
State
Alabama	7	99.1%	760,014	1.4%	1.0%
Arizona	5	89.0%	806,208	1.5%	1.5%
Arkansas	2	93.5%	241,361	0.4%	0.4%
California	14	97.1%	2,247,278	4.1%	6.2%
Colorado	6	99.5%	1,014,638	1.9%	2.8%
Connecticut	1	91.8%	52,079	0.1%	0.1%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	36	89.9%	5,432,558	10.0%	11.3%
Georgia	36	93.4%	3,793,935	7.0%	6.5%
Illinois	9	88.4%	1,586,528	2.9%	3.7%
Indiana	9	84.7%	1,158,167	2.1%	1.4%
Iowa	3	94.3%	549,291	1.0%	0.7%
Kentucky	12	96.4%	2,181,025	4.0%	3.5%
Louisiana	6	98.1%	696,857	1.3%	0.8%
Maryland	2	84.5%	282,336	0.5%	0.5%
Massachusetts	2	93.7%	348,917	0.6%	0.5%
Michigan	21	94.3%	3,177,315	5.9%	6.4%
Minnesota	1	98.2%	55,715	0.1%	0.1%
Mississippi	2	99.8%	95,028	0.2%	0.1%
Nevada	3	90.9%	584,155	1.1%	1.2%
New Jersey	6	97.4%	879,700	1.6%	2.1%
New Mexico	3	95.5%	111,001	0.2%	0.2%
New York	27	86.6%	3,651,422	6.7%	5.8%
North Carolina	15	95.9%	1,893,803	3.5%	2.8%
Ohio	26	87.5%	3,976,169	7.3%	6.8%
Oklahoma	1	100.0%	186,851	0.3%	0.4%
Pennsylvania	15	84.9%	2,595,897	4.8%	5.3%
Rhode Island	1	100.0%	148,126	0.3%	0.3%
South Carolina	8	95.5%	1,105,222	2.0%	1.8%
Tennessee	15	93.2%	1,882,236	3.5%	2.9%
Texas	90	89.6%	9,354,154	17.3%	17.3%
Utah	3	98.9%	607,075	1.1%	0.9%
Virginia	13	94.2%	1,683,222	3.1%	2.9%
West Virginia	3	92.9%	362,121	0.7%	0.6%
Wisconsin	3	94.0%	466,410	0.9%	0.7%
Wyoming	1	89.6%	160,150	0.3%	0.2%

	408	91.6%	54,156,964	100%	100%

Region (1)
East	106	91.4%	15,213,870	28.1%	26.3%
Midwest	73	90.0%	11,129,745	20.6%	20.2%
South	195	91.4%	22,442,994	41.4%	40.7%
West	34	95.8%	5,370,355	9.9%	12.9%

	408	91.6%	54,156,964	100%	100%

(1) NCREIF Regions

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of FIN 46 and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Same Property NOI Analysis

Excludes Redevelopment Properties

(Dollars in thousands)

	Three Months Ended		Percent
	03/31/05	03/31/04	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	299	299
Gross leasable area (1)	37,508,768	37,508,768
Percent leased (1)	92.8%	93.2%	-0.4%

Termination Fees: (2)	$431	$19

Rental revenues	$90,655	$90,748	-0.1%
Rental operating expenses	27,489	28,234	-2.6%
SAME PROPERTY NOI (GAAP BASIS)	$63,166	$62,514	1.0%
Operating margin (GAAP basis)	69.7%	68.9%	0.8%
Straight-line rent adjustment	535	1,185	-54.9%
SAME PROPERTY NOI	$62,631	$61,329	2.1%
Operating margin	69.1%	67.6%	1.5%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$90,655	$90,748
Non-same property rental revenues	42,366	36,191
TOTAL RENTAL REVENUES	133,021	126,939
Same property rental operating expenses (1)	27,489	28,234
Non-same property rental operating expenses	15,273	13,235
TOTAL RENTAL OPERATING EXPENSES	42,762	41,469

TOTAL NOI (1)	90,259	85,470

SAME PROPERTY JOINT VENTURE NOI (1)	1,770	1,684

COMPANY NOI	88,489	83,786

Total other income	3,224	2,768
Total other expenses	(58,004)	(52,360)
Gain on sale of real estate	—	1,217
Minority interest in income of consolidated partnership and joint ventures	(282)	(260)
Income from discontinued operations	5,260	2,246

NET INCOME	$38,687	$37,397

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same Property NOI excludes the NOI of properties that 1) have undergone or are undergoing redevelopment, 2) were classified as discontinued operations under SFAS No. 144, 3) were acquired or 4) were disposed of during the periods presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Same Property NOI Analysis

Includes Redevelopment Properties

(Dollars in thousands)

	Three Months Ended		Percent
	03/31/05	03/31/04	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	363	363
Gross leasable area (1)	49,439,263	49,439,263
Percent leased (1)	91.9%	91.5%	0.4%

Termination Fees: (2)	$1,125	$1,884

Rental revenues	$117,561	$116,624	0.8%
Rental operating expenses	37,753	38,357	-1.6%
SAME PROPERTY NOI (GAAP BASIS)	$79,808	$78,267	2.0%
Operating margin (GAAP basis)	67.9%	67.1%	0.8%
Straight-line rent adjustment	764	1,427	-46.5%
SAME PROPERTY NOI	$79,044	$76,840	2.9%
Operating margin	67.2%	65.9%	1.3%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$117,561	$116,624
Non-same property rental revenues	15,475	10,333
TOTAL RENTAL REVENUES	133,036	126,957
Same property rental operating expenses (1)	37,753	38,357
Non-same property rental operating expenses	5,011	3,124
TOTAL RENTAL OPERATING EXPENSES	42,764	41,481

TOTAL NOI (1)	90,272	85,476

SAME PROPERTY JOINT VENTURE NOI (1)	1,783	1,690

COMPANY NOI	88,489	83,786

Total other income	3,224	2,768
Total other expenses	(58,004)	(52,360)
Gain on sale of real estate	—	1,217
Impairment of real estate	—	—
Minority interest in income of consolidated partnership and joint ventures	(282)	(260)
Income from discontinued operations	5,260	2,246

NET INCOME	$38,687	$37,397

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same Property NOI excludes the NOI of properties that 1) were classified as discontinued operations under SFAS No. 144, 2) were acquired or 3) were disposed of during the periods presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Top Ten Tenants

				GLA as a		ABR as a
		Number of		Percentage of Total		Percentage of Total
Tenant		Leases	GLA	Portfolio GLA	ABR	Portfolio ABR
1	The Kroger Co. (1)	48	2,462,473	4.5%	$15,664,104	3.8%
2	Wal-Mart Stores (2)	30	3,222,443	6.0%	13,372,764	3.3%
3	Kmart Corporation	28	2,572,883	4.8%	10,241,462	2.5%
4	The TJX Companies (3)	38	1,121,509	2.1%	7,699,060	1.9%
5	Publix Super Markets	22	805,070	1.5%	5,949,022	1.5%
6	Ahold USA (4)	10	551,475	1.0%	5,190,526	1.3%
7	Winn-Dixie Stores (5)	20	752,070	1.4%	4,646,799	1.1%
8	Safeway, Inc. (6)	11	482,927	0.9%	4,477,728	1.1%
9	Delhaize America (7)	22	709,221	1.3%	4,429,996	1.1%
10	Circuit City Stores, Inc.	11	384,094	0.7%	4,029,736	1.0%

		240	13,064,165	24.1%	$75,701,197	18.5%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(4) Includes Giant Food, Martin’s, Stop & Shop and Tops Market.

(5) Includes SaveRite and Winn-Dixie.

(6) Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

(7) Includes Food Lion, Harveys and Kash n’ Karry.

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of FIN 46 and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

New Lease Summary

NEW LEASE SUMMARY

				Tenant
			Total New	Improvements	Leasing
	Number	GLA	ABR	Committed	Commissions
1Q 2005	146	831,427	$8,541,106	$4,173,449	$832,309
psf			10.27	5.02	1.00

RENEWAL LEASE SUMMARY (1)

			Total Former	Total New	Increase/(Decrease)
	Number	GLA	ABR	ABR	Total Dollar	Percent
1Q 2005	179	649,413	$6,409,098	$6,961,489	$552,390	8.6%
psf			9.87	10.72	0.85

(1) Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in effect at March 31, 2005, as applicable, including those that are fully executed, but not yet open.

ABR is presented on a cash basis.

Includes 100 percent of properties owned by consolidated and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Lease Expiration Schedule - Company Portfolio

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2005	1,105	4,024,793	8.25%	$8.60	8.65%
2006	1,163	5,340,156	10.95%	8.77	11.71%
2007	1,119	5,236,495	10.74%	9.05	11.85%
2008	906	4,981,344	10.22%	8.61	10.73%
2009	812	5,605,860	11.50%	8.60	12.06%
2010	448	4,750,614	9.74%	6.67	7.92%
2011	155	2,441,280	5.01%	7.71	4.71%
2012	124	1,409,075	2.89%	8.69	3.06%
2013	138	2,180,115	4.47%	7.89	4.30%
2014	117	2,202,969	4.52%	8.01	4.41%
2015+	319	10,585,128	21.71%	7.78	20.59%

	6,406	48,757,829	100.0%	$8.20	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes joint venture properties consolidated in accordance with the provisions of FIN 46.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Lease Expiration Schedule - Joint Venture Portfolios

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2005	81	284,370	5.89%	$14.07	7.30%
2006	92	379,236	7.85%	13.21	9.15%
2007	103	269,860	5.59%	15.89	7.83%
2008	90	374,574	7.75%	11.81	8.08%
2009	88	395,948	8.20%	11.44	8.27%
2010	52	459,666	9.51%	10.42	8.74%
2011	26	246,562	5.10%	13.85	6.23%
2012	17	160,225	3.32%	16.94	4.96%
2013	19	124,393	2.57%	13.21	3.00%
2014	14	204,335	4.23%	13.16	4.91%
2015+	54	1,931,954	39.99%	8.93	31.52%

	636	4,831,123	100.0%	$11.34	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Lease Expiration Schedule - Total Portfolio

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2005	1,186	4,071,499	8.21%	$8.67	8.61%
2006	1,255	5,398,389	10.89%	8.84	11.64%
2007	1,222	5,282,812	10.65%	9.12	11.74%
2008	996	5,034,524	10.15%	8.66	10.63%
2009	900	5,662,628	11.42%	8.63	11.92%
2010	500	4,836,903	9.75%	6.74	7.95%
2011	181	2,484,893	5.01%	7.87	4.77%
2012	141	1,443,840	2.91%	8.87	3.12%
2013	157	2,201,038	4.44%	7.95	4.27%
2014	131	2,237,776	4.51%	8.10	4.42%
2015+	373	10,930,355	22.04%	7.85	20.92%

	7,042	49,584,657	100.0%	$8.27	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of FIN 46 and the Company's pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
COMPANY PORTFOLIO (5)
Stabilized Properties

	Community and Neighborhood Shopping Centers

1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$380,318	Big B Drugs, Winn-Dixie
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	977,142	Wal-Mart
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	97%	946,035	Wal-Mart
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,431,937	Wal-Mart
5	Conway Towne Center	Conway	AR	1986	12/12/02	180,519	91%	1,225,701	JC Penney	Office Depot
6	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	91%	1,172,034	Food City	Bally’s Fitness
7	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	97%	720,147	Furniture Factory, Kmart
8	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	98%	742,031	Food City
9	Metro Marketplace	Phoenix	AZ	2001	06/21/91	251,175	72%	1,958,099	Office Max, Toys R Us
10	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,625,934	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart
11	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	96%	2,011,938	Circuit City, Longs Drugs	Mervyn’s
12	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	100%	355,045	—
13	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,264	100%	1,594,497	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Trader Joe’s
14	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,430	100%	712,923	Big Lots, Kmart
15	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	93%	1,883,296	Home Depot, PETsMART, Smart & Final	Mervyn’s
16	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	78%	852,424	United Artists
17	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	81%	641,229	Big Lots, Grocery Outlet	In Shape Health Club
18	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	100%	3,184,458	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
19	Paradise Plaza	Paradise	CA	1997	06/20/97	198,484	100%	819,347	Albertsons, Kmart, Rite Aid
20	Metro 580	Pleasanton	CA	2004	09/15/97	176,510	100%	2,419,068	Borders, Kohl’s, Sports Chalet	Wal-Mart
21	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	100%	2,149,556	T.J. Maxx	Ralphs, Rite Aid
22	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	100%	1,738,352	Big Lots, PETCO, Rite Aid, Trader Joe’s	Golfsmith, Michaels
23	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	96%	2,463,220	Stater Bros., Stein Mart
24	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	499,117	Arc Thrift Store, King Soopers
25	Aurora Plaza	Aurora	CO	1996	12/12/02	161,541	100%	959,991	Big Lots, King Soopers, Latino Cinema
26	Superior Marketplace	Superior	CO	2004	07/31/02	261,095	99%	3,618,233	Gart Bros. Sporting Goods, Michaels, Office Max, PETsMART, Ross Dress for Less, T.J. Maxx, Wild Oats	Costco, SuperTarget
27	Brooksville Square	Brooksville	FL	1987	03/28/94	191,202	50%	811,421	Publix
28	Clearwater Mall	Clearwater	FL	2003	01/30/04	285,519	96%	5,010,249	Linens N’ Things, Ross Dress for Less	Costco, Lowe’s, Target
29	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,302,262	Kmart, Publix
30	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	92%	1,005,390	Bealls Outlet, Big Lots, Publix
31	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	156,718	100%	1,406,270	Circuit City, Office Depot, Publix, T.J. Maxx
32	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	91%	867,033	Family Dollar, Winn-Dixie
33	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	638,857	CVS, Family Dollar, Winn-Dixie
34	Regency Park	Jacksonville	FL	2004	06/16/97	333,942	92%	2,572,553	American Signature, Babies R Us, Marshalls, Rhodes Furniture
35	The Shoppes at Southside	Jacksonville	FL	2004	12/10/04	109,113	100%	2,128,494	Best Buy, David’s Bridal, Sports Authority
36	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	98%	748,743	Kash n’ Karry
37	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	87%	616,299	International Super Buffet
38	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,343,113	Kmart, Ross Dress for Less, Winn-Dixie
39	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,725,407	Kmart, Publix
40	Southgate	New Port Richey	FL	2004	08/27/97	262,910	97%	1,249,760	Big Lots, Publix, Sticks N Stuff
41	Presidential Plaza	North Lauderdale	FL	1995	04/18/97	88,306	88%	622,618	Family Dollar, Winn-Dixie
42	Silver Hills	Orlando	FL	1985	03/01/02	108,811	100%	497,246	AutoZone, Buddy’s Home, Winn-Dixie
43	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	99%	983,459	Publix
44	Panama City Square	Panama City	FL	1992	06/25/03	289,119	96%	1,769,547	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
45	Pensacola Square	Pensacola	FL	1995	12/12/02	142,501	91%	1,118,443	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
46	Riverwood	Port Orange	FL	1996	09/05/97	93,506	93%	474,186	Walgreens, Winn-Dixie
47	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	100%	906,604	Burlington Coat Factory, T.J. Maxx
48	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	78%	824,507	Publix

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
49	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	100%	1,172,412	Big Lots, Winn-Dixie
50	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	98%	876,010	Dollar Tree, Kash n’ Karry, Walgreens
51	Downtown Publix	Stuart	FL	2000	03/01/02	153,909	97%	1,400,750	Publix, Schumacher Music
52	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	128,222	94%	874,590	Publix
53	Albany Plaza	Albany	GA	1995	05/12/94	114,169	100%	678,450	Big Lots, Harveys
54	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	414,469	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
55	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	96%	976,475	Belk’s, Harveys
56	Northeast Plaza	Atlanta	GA	2004	12/12/02	442,714	97%	3,346,084	Furniture Plus, Publix
57	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	83%	573,294	Big Lots, Food Lion
58	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	100%	471,988	CVS, SaveRite
59	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	99%	560,326	Badcock Furniture, Kroger
60	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	90%	408,889	BI-LO, Family Dollar
61	Cordele Square	Cordele	GA	2002	07/11/90	126,427	97%	622,405	Belk’s, Goody’s, Harvey Foods
62	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	97%	103,237	Fred’s Dollar Store
63	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	98%	791,854	B.C. Moore, Wal-Mart
64	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	99%	763,236	Kmart, Winn-Dixie
65	Covington Gallery	Covington	GA	1991	12/30/93	174,857	98%	1,035,728	Ingles, Kmart
66	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	96%	520,735	BI-LO, Family Dollar
67	Midway Village	Douglasville	GA	1989	05/01/97	73,028	94%	507,652	SaveRite
68	Westgate	Dublin	GA	2004	07/11/90	118,938	93%	629,071	Beall’s, Big Lots, Food Max	Home Depot
69	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%	471,661	Marshalls
70	New Chastain Corners	Marietta	GA	2004	07/17/97	113,079	97%	1,131,387	Kroger
71	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	88%	1,559,538	Ace Hardware, Kroger
72	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	97%	438,102	Family Dollar, Marshalls
73	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	98%	1,027,705	Ace Hardware, Bealls Outlet, Fred’s, Kroger
74	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	98%	576,045	SaveRite
75	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	93%	225,232	—	Wal-Mart
76	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	100%	876,720	Eisenhower Cinema, Food Lion
77	Victory Square	Savannah	GA	1998	07/02/92	168,514	69%	850,388	Food Lion, Scotty’s
78	Wisteria Village	Snellville	GA	2004	10/11/95	173,152	99%	1,062,144	Hobby Lobby, Kmart
79	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	570,570	—
80	Stockbridge Village	Stockbridge	GA	1991	04/29/04	188,203	100%	2,684,584	Kroger
81	Tift-Town	Tifton	GA	1965	07/11/90	58,818	84%	232,404	Bealls Outlet, Family Dollar, Salvation Army
82	Westgate	Tifton	GA	1980	07/11/90	16,307	92%	131,386	—
83	Haymarket Mall	Des Moines	IA	2002	05/12/95	239,508	95%	1,247,833	Burlington Coat Factory, Hobby Lobby
84	Haymarket Square	Des Moines	IA	2002	05/12/95	269,465	92%	1,614,598	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
85	Annex of Arlington	Arlington Heights	IL	1999	08/26/04	197,328	99%	2,470,507	Barnes & Noble, PetsMart, Sports Authority, Trader Joe’s
86	Festival Center	Bradley	IL	2000	12/12/02	63,796	23%	118,506	—
87	Southfield Plaza	Bridgeview	IL	2000	12/03/96	198,331	90%	1,806,927	Dominick’s Foods, Hobby Lobby
88	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	100%	440,883	Big Lots, Hobby Lobby
89	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	99%	2,019,684	Dominick’s Foods, Walgreen
90	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	94%	448,456	Cub Foods, Stone’s Hallmark
91	Westridge Court	Naperville	IL	2002	07/18/97	454,182	82%	4,810,845	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre
92	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	98%	1,008,244	Jewel-Osco
93	Tinley Park Plaza	Tinley Park	IL	2005	09/20/95	250,017	91%	2,113,593	T.J. Maxx, Walt’s Food Center
94	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	663,389	CVS, Martin’s Super Market
95	Elkhart Market Centre	Goshen	IN	1994	12/12/02	356,915	100%	1,981,738	Sam’s Wholesale Club, Wal-Mart
96	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	96%	716,676	CVS, Fashion Bug Plus, Kroger
97	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	99%	412,764	Family Dollar, Lo Bill Foods
98	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	96%	321,313	—	Wal-Mart
99	Town Fair	Princeton	IN	1991	02/09/93	119,439	100%	490,025	Goody’s, Kmart
100	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	90%	313,781	Buehler Foods	Big Lots
101	Wabash Crossing	Wabash	IN	1988	12/16/93	172,492	41%	405,867	Tractor Supply

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
102	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	98%	1,056,218	Goody’s, JC Penney, Kroger, Tractor Supply
103	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	100%	789,695	Kmart, Staples
104	Florence Plaza	Florence	KY	1985	12/12/02	170,404	99%	976,475	99 Center, Hobby Lobby	Toys R Us
105	Florence Square	Florence	KY	2000	03/17/04	361,613	95%	3,717,558	HomeGoods, Kroger, National Amusement, Staples, TJ Maxx
106	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	758,899	Food Lion, Kmart
107	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	100%	1,687,448	Wal-Mart
108	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,773	Goody’s, Kmart, Kroger
109	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	97%	1,175,055	Kincaid Home Furnishings, Kroger
110	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	75%	348,137	Big Lots, Royal Garden Buffet
111	Towne Square North	Owensboro	KY	1988	12/12/02	163,252	97%	961,558	Books-A-Million, Hobby Lobby, Office Depot
112	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	99%	1,252,311	Kmart, Kroger
113	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn’s Appliance, Super 1 Foods
114	Desiard Plaza	Monroe	LA	1995	12/12/02	65,439	93%	313,732	Brookshire’s, Family Dollar
115	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	96%	632,028	Stage, Super 1 Foods
116	Lagniappe Village	New Iberia	LA	1990	07/01/98	213,108	98%	1,055,664	Big Lots
117	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	872,883	Kmart, Super 1 Foods
118	Points West	Brockton	MA	1984	12/12/02	144,042	96%	839,259	HomeGoods, Ocean State Job Lot
119	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	92%	1,234,086	Stop & Shop
120	Liberty Plaza	Randallstown	MD	1983	05/12/95	215,634	80%	1,331,423	Marshalls
121	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	66,702	100%	625,714	Family Dollar, Martin’s
122	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	97%	1,388,821	Dunham’s, Kmart
123	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	98%	680,348	Farmer Jack
124	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food	Kmart
125	Silver Pointe Shopping Center	Fenton	MI	1996	11/23/04	86,141	97%	1,097,119	Sears
126	Fremont	Fremont	MI	1995	01/03/03	40,800	100%	237,985	Glik’s
127	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	95%	771,252	D&W Food Center, Powerhouse Gym
128	Kentwood	Kentwood	MI	1987	01/03/03	78,007	71%	402,078	D&W Food Center
129	Delta Center	Lansing	MI	2003	12/12/95	186,246	96%	1,871,815	Bed,Bath and Beyond, Pet Food Warehouse, T.J. Maxx
130	Hampton Village Centre	Rochester Hills	MI	2004	12/12/95	459,290	94%	5,091,963	Kohl’s, Star Theatre, T.J. Maxx	Target
131	Fashion Corner	Saginaw	MI	2004	12/12/95	189,260	83%	1,425,551	Bed, Bath & Beyond, Best Buy, Dunham’s
132	Green Acres	Saginaw	MI	1995	12/12/02	271,506	86%	1,568,738	A.J. Wright, Big Lots, Farmer Jack
133	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	1,787,578	Gander Mountain, Michaels, Old Navy, TJ Maxx
134	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	95%	1,021,677	Dollar Castle, Farmer Jack	Burlington Coat Factory, Marshalls, Staples
135	18 & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,331,780	Murray’s Auto Parts, Sears Hardware, VG’S Food
136	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	100%	800,335	Babies R Us, Bed, Bath & Beyond, Dunham’s
137	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	100%	535,010	Martin’s Supermarket
138	West Ridge Shopping Center	Westland	MI	1989	03/17/05	167,559	97%	1,442,150	TEC Furniture, Tile Shop, T.J. Maxx	Mervyn’s, Target
139	Westland Crossing	Westland	MI	1999	11/16/99	141,738	92%	1,334,532	Grand Prix of America, Michaels	Toys R Us
140	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	100%	1,283,802	Valuland, Wal-Mart
141	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	98%	473,698	Northwest Bookstore, The Gym
142	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	355,606	Books-A-Million, Georgia Carpet Outlet, Office Depot
143	Stanly County Plaza	Albemarle	NC	1988	03/28/94	63,637	97%	468,746	Ingles	Wal-Mart
144	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	92%	602,394	Big Lots	Hobby Lobby
145	Macon Plaza	Franklin	NC	2001	12/12/02	92,787	91%	366,214	BI-LO, Peebles
146	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	94%	257,710	Food Lion
147	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	88%	305,822	CVS, Food Lion	Wal-Mart
148	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	99%	748,528	Dollar Tree, Wal-Mart
149	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	93%	565,721	Belk-Yates
150	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	100%	2,080,162	Big Lots, Wal-Mart
151	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	97%	673,715	Eckerd, Lowes Food
152	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	96%	712,481	B.C. Moore, Food Lion, Wal-Mart
153	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	94%	939,831	Wal-Mart	Belk’s
154	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	888,583	Michaels, Natural Health Superstore, Office Max

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
155	Laurel Square	Brick	NJ	2003	07/13/92	246,235	97%	1,924,642	Kmart, Pathmark
156	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	99%	841,660	Hamilton Home Furnishings, Kmart
157	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	99%	1,300,403	Stop & Shop
158	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,568	95%	2,821,966	ShopRite
159	Dover Park Plaza	Yardville	NJ	2005	01/28/00	58,025	96%	684,866	CVS
160	Paseo del Norte	Albuquerque	NM	2004	03/01/02	50,400	91%	131,991	—
161	Renaissance Center East	Las Vegas	NV	1981	10/17/96	140,399	93%	1,350,953	Albertsons
162	Kietzke Center	Reno	NV	1986	06/20/97	167,296	92%	1,210,772	Ric’s Furniture, Winans Furniture	Ashley Furniture, Sportsman Warehouse
163	University Mall	Canton	NY	1967	01/01/76	81,027	100%	361,157	Rexford’s Hardware, Wisebuys
164	Cortlandville	Cortland	NY	2003	08/04/87	100,300	69%	272,130	Big Lots, Country Max, Kinney Drugs
165	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	596,895	Kmart, Office Max
166	D & F Plaza	Dunkirk	NY	1967	01/01/86	201,025	87%	862,550	Big Lots, Quality Markets
167	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
168	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,507,308	Wal-Mart, Wegmans
169	Pyramid Mall	Geneva	NY	1990	08/03/93	239,500	59%	1,062,539	Big Lots, Tops Markets
170	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	97%	960,482	A.C. Moore, T.J. Maxx
171	Hornell Plaza	Hornell	NY	2005	07/31/98	253,703	97%	1,803,241	Wal-Mart, Wegmans
172	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,381	99%	1,172,436	Eckerd, P&C Foods, T.J. Maxx
173	Shops at Seneca Mall	Liverpool	NY	2005	08/03/93	235,725	93%	897,031	Kmart
174	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,520,817	ShopRite, US Postal
175	Rockland Plaza	Nanuet	NY	2004	01/01/83	249,631	96%	4,492,888	Marshalls
176	South Plaza	Norwich	NY	2004	04/01/83	143,620	70%	348,457	Plaza Lanes, Save-A-Lot, Tractor Supply
177	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	62%	118,617	Wal-Mart (warehouse)
178	Oswego Plaza	Oswego	NY	1996	01/01/77	128,087	97%	628,204	Big Lots, JC Penney
179	Westgate Manor	Rome	NY	2004	01/01/86	75,813	95%	462,934	Big Lots, Rome Cinemas
180	Northland	Watertown	NY	2004	01/01/73	131,982	29%	363,769	—
181	Ashland Square	Ashland	OH	1991	10/06/93	163,168	97%	936,174	Wal-Mart
182	Harbor Plaza	Ashtabula	OH	2003	02/20/91	51,794	36%	152,331	—
183	Brunswick Town Center	Brunswick	OH	2004	01/21/05	122,989	91%	1,580,677	Giant Eagle	Home Depot
184	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	98%	1,449,555	Circuit City, OfficeMax	Ashley Furniture, Pat Catan’s Craft
185	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	219,908	98%	1,648,612	Kroger
186	Delhi	Cincinnati	OH	2002	05/22/96	166,317	94%	1,435,395	Big Lots, Kroger
187	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	97%	2,347,146	Bova Furniture, Dillard’s, HomeGoods, Stein Mart, TJ Maxx
188	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	97%	542,381	Furniture & Mattress Dist. Center, Kroger
189	Crown Point	Columbus	OH	1998	07/23/98	147,427	95%	1,188,859	Kroger, Lombards
190	Greentree Shopping Center	Columbus	OH	1998	07/23/98	128,501	79%	958,433	Kroger
191	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	98%	756,986	Staples, Super Seafood Buffet
192	South Towne Centre	Dayton	OH	1994	03/27/92	316,169	98%	2,492,826	Borders, Burlington Coat Factory, Kmart, Value City Furniture
193	Heritage Square	Dover	OH	2004	08/31/93	181,732	90%	708,932	Bag-N-Save
194	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	97%	1,158,349	Tops Markets	Wal-Mart
195	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	97%	2,661,096	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
196	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	461,560	Chief Supermarket, Rite Aid
197	New Boston	New Boston	OH	2000	02/17/93	238,711	78%	1,156,534	Wal-Mart
198	Brice Park	Reynoldsburg	OH	1989	03/04/98	158,742	98%	1,652,839	Gregg Appliances, Michaels, Old Navy
199	Starlite Plaza	Sylvania	OH	2000	07/22/04	222,450	91%	1,626,475	Farmer Jack
200	Alexis Park	Toledo	OH	1988	12/12/02	258,942	72%	739,652	Value City
201	Marketplace	Tulsa	OK	1992	09/01/04	186,851	100%	1,765,074	CompUSA, Drysdale’s, Oshman’s, PetsMart
202	Bethel Park	Bethel Park	PA	2004	05/14/97	218,714	100%	1,391,991	Giant Eagle, Wal-Mart
203	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	98%	1,464,728	Big Lots, Pathmark
204	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	88%	1,889,143	Genuardi’s Family Market
205	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,571	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, TJ Maxx
206	Dillsburg Shopping Center	Dillsburg	PA	2002	10/16/96	146,193	74%	1,491,159	Giant Food
207	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,430,411	Kmart, Weis Markets

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
208	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	401,560	Chuck E. Cheese, Dunham’s, Staples
209	New Garden	Kennett Square	PA	2001	06/20/97	146,720	97%	703,525	Acme Markets, Big Lots
210	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	91%	860,578	Giant Food, Rent-To-Own
211	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	561,799	98%	6,510,590	Strawbridge’s
212	Hampton Square	Southampton	PA	2002	12/29/98	62,933	100%	706,823	Eckerd
213	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	94%	693,312	Hallmark, Redner’s Warehouse Market	Kmart
214	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,126	100%	1,394,893	Marshalls, Ocean State Job Lot, Stop & Shop
215	South Park	Aiken	SC	1991	12/12/02	55,583	95%	261,763	Fred’s, Goodwill Emporium
216	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	97%	701,759	BI-LO
217	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	100%	328,390	Food Lion, Market Area Real Estate Sales
218	Island Plaza	James Island	SC	2004	10/06/97	171,224	93%	826,788	Dollar Tree, Fred’s, Food Lion, Gold’s Gym
219	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	100%	417,994	Animal Supply House, Food Lion, Musicans Supply
220	Festival Centre	North Charleston	SC	2004	12/12/02	323,742	98%	1,714,725	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Home Décor Outlet, Piggly Wiggly
221	Remount Village	North Charleston	SC	1996	11/13/96	60,238	100%	548,099	BI-LO
222	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,095,984	BI-LO, Kmart
223	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	671,423	CVS, Winn-Dixie
224	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	297,932	Dollar General, Food Lion
225	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	38%	212,821	Dollar Tree
226	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	99%	1,561,115	Kmart, Proffitt’s
227	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	87%	466,658	Food Lion	Wal-Mart
228	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	99%	1,822,169	Factory Direct Home Furnishing, Wal-Mart
229	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	71%	363,907	Dollar Tree	Kroger
230	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	348,153	Dollar General, Food Lion	The Crystal Company
231	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	100%	932,948	Kroger
232	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	98%	609,170	Dollar Tree, Winn-Dixie
233	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	97%	338,217	BI-LO, Dollar Tree
234	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	100%	1,220,045	Wal-Mart
235	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	96%	1,136,612	Wal-Mart
236	Palm Plaza	Aransas	TX	1979	03/01/02	52,165	92%	290,261	Bealls (Stage), Family Dollar
237	Bardin Place Center	Arlington	TX	1993	10/06/97	310,184	98%	2,880,001	Hemispheres, Oshman’s	Hobby Lobby
238	Windsor Village	Austin	TX	1997	03/01/02	114,776	92%	771,727	Bealls (Stage), New Light Church
239	Baytown Shopping Center	Baytown	TX	1987	03/01/02	96,146	85%	797,958	—
240	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	472,413	H.E.B. Pantry Foods, ICI Paints
241	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	384,930	Food City, Family Dollar, Hancock Fabrics
242	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
243	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	793,971	CVS, H.E.B., Palais Royal
244	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	Firestone, Kroger
245	Townshire	Bryan	TX	2002	03/01/02	136,693	87%	731,849	Albertsons, Tops Printing
246	Plantation Plaza	Clute	TX	1997	03/01/02	100,397	99%	813,887	Kroger, Walgreens
247	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	100%	1,109,760	CVS, Kroger
248	Carmel Village	Corpus Christi	TX	1993	03/01/02	85,833	92%	671,944	Bay Area Dialysis, Bealls (Stage), Tuesday Morning
249	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	92%	1,932,075	Bealls (Stage), Hobby Lobby, Sutherland Lumber
250	Claremont Village	Dallas	TX	1976	03/01/02	66,980	97%	436,555	Family Dollar, Minyard’s
251	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	498,929	Blockbuster, Carnival, Family Dollar
252	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	422,171	Minyard, O’Reilly’s Auto Parts
253	Webb Royal	Dallas	TX	1992	03/01/02	108,545	93%	687,111	Minyard, Nothing Over $1.00
254	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	98%	624,902	Malone’s
255	Wynnewood Village	Dallas	TX	1996	03/01/02	464,854	86%	3,571,058	Fallas Paredes, Kroger
256	Parktown	Deer Park	TX	1999	03/01/02	122,693	93%	744,660	Burke’s Outlet, Gerland’s, Walgreens
257	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	93%	451,750	Albertsons
258	The Market at Preston Ridge	Frisco	TX	2003	09/01/04	50,326	100%	873,228	CompUSA
259	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	100%	297,960	Family Dollar, Fiesta, Hi Style Fashion
260	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	84%	614,040	Cook Children’s Health Foundation, Minyard’s
261	Village Plaza	Garland	TX	2002	03/01/02	89,241	98%	805,580	Truong Nguyen Grocer

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
262	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	85%	195,386	Ace Hardware, Rent-A-Center, Save-A-Lot
263	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	100%	1,141,722	Kroger
264	Antoine Square	Houston	TX	1974	03/01/02	54,512	7%	59,544	—
265	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	656,628	Kroger
266	Beltway South	Houston	TX	1998	03/01/02	107,174	99%	886,480	Kroger
267	Braes Heights	Houston	TX	2003	03/01/02	100,264	90%	1,490,501	CVS
268	Braes Link	Houston	TX	1999	03/01/02	38,997	100%	591,056	Classic Fine Furniture, Walgreens
269	Braes Oaks	Houston	TX	1992	03/01/02	46,720	78%	333,212	H.E.B. Pantry Foods
270	Braesgate	Houston	TX	1997	03/01/02	91,670	91%	472,757	—
271	Broadway	Houston	TX	1996	03/01/02	74,942	96%	482,625	Dollar General, The Worksource
272	Clear Lake Camino South	Houston	TX	2004	03/01/02	112,803	98%	1,401,078	24 Hour Fitness, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors
273	Fondren	Houston	TX	1999	03/01/02	45,873	96%	405,077	La Canasta
274	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	94%	1,594,861	Big Lots, Kroger, Stein Mart
275	Huntington Village	Houston	TX	1987	03/01/02	112,287	99%	847,194	Family Dollar, Foodtown, Twice Blessed
276	Inwood Forest	Houston	TX	1997	03/01/02	77,553	89%	675,669	Randalls
277	Jester Village	Houston	TX	1988	03/01/02	64,442	76%	417,342	H.E.B. Pantry Foods
278	Jones Plaza	Houston	TX	2000	03/01/02	111,355	94%	1,038,132	24 Hour Fitness, Hancock Fabrics
279	Jones Square	Houston	TX	1999	03/01/02	169,003	100%	1,159,394	Big Lots, Hobby Lobby
280	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	101,952	—
281	Long Point Square	Houston	TX	2002	03/01/02	74,329	90%	436,240	Family Dollar, Family Thrift, O’Reilly’s Auto Parts
282	Maplewood Mall	Houston	TX	2004	03/01/02	94,360	82%	504,888	Burke’s Outlet, Cox’s Foodarama, Family Dollar
283	Mount Houston Square	Houston	TX	1996	03/01/02	173,080	97%	1,100,393	Fallas Paredes, La Canasta Furnishings
284	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	66%	618,017	—
285	Northgate	Houston	TX	1972	03/01/02	43,244	78%	253,105	Firestone
286	Northshore East	Houston	TX	2001	03/01/02	90,820	100%	1,230,932	Office Depot, River Oaks Imaging & Diagnostic
287	Northshore West	Houston	TX	1997	03/01/02	144,982	81%	1,042,995	Conn Appliances, PETCO, Sellers Brothers
288	Northtown Plaza	Houston	TX	1990	03/01/02	192,634	100%	1,646,108	Big Lots, Fallas Paredes
289	Northwood	Houston	TX	1972	03/01/02	137,947	92%	921,951	Davis Food City
290	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	834,419	Family Dollar, Houston Community College
291	Sharpstown Plaza	Houston	TX	2005	03/01/02	43,630	95%	523,568	Circuit City
292	Stella Link	Houston	TX	1998	03/01/02	99,727	81%	552,703	Conn’s Clearance, Food City
293	Tanglewilde	Houston	TX	1998	03/01/02	87,309	86%	805,394	Party City, Salon In The Park
294	Tidwell Place	Houston	TX	1991	03/01/02	41,855	63%	293,988	Doctors Hospital, Family Dollar
295	Westheimer Commons	Houston	TX	1995	03/01/02	249,656	86%	2,008,915	Marshalls, Michaels
296	Irving West	Irving	TX	2004	09/14/93	69,956	92%	427,865	Ko-mart
297	Washington Square	Kaufman	TX	1978	03/01/02	66,607	84%	249,916	Auto Zone, Bealls (Stage), CVS, Family Dollar
298	League City	League City	TX	1992	03/01/02	99,021	90%	488,812	Bealls (Stage), Family Dollar, Jo-Ann Fabrics
299	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	134,441	91%	728,315	Bealls (Stage), Super 1 Foods
300	Crossroads Center	Pasadena	TX	1997	03/01/02	138,943	88%	1,297,241	Kroger, Sears Hardware
301	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	311,956	Dollar General, Hancock Fabrics
302	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	96%	2,176,545	Kroger
303	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	99%	1,068,638	Kroger, Palais Royal
304	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	95%	825,424	Bealls (Stage), H.E.B.	Kmart
305	Klein Square	Spring	TX	1999	03/01/02	80,857	97%	688,940	Family Dollar, Foodtown
306	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	99%	1,131,512	Palais Royal, Randalls
307	Texas City Bay	Texas City	TX	1997	03/01/02	235,784	55%	908,814	Kroger
308	Tomball Parkway Plaza	Tomball	TX	2005	03/01/02	133,629	98%	910,846	Big Lots, Palais Royal	Hobby Lobby
309	Village Center	Victoria	TX	1982	03/01/02	118,827	78%	404,841	Bealls (Stage), Dollar King, Megaworld,Victoria Office Equipment
310	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,389,880	Toy Works, Ukrops Supermarket	Kohl’s
311	Victorian Square	Midlothian	VA	1991	03/24/94	271,215	94%	1,513,066	Kmart, Kroger
312	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	100%	658,505	Northern Handyman
313	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	100%	1,291,735	Goody’s, Ingles, Wal-Mart
314	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	77%	431,742	Food Lion

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
315	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	97%	943,706	Babies R Us, Chuck E. Cheese
316	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	989,698	Wal-Mart
317	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	100%	781,231	CVS, Kroger
318	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	97%	1,013,449	Big Lots, Goodwill, Kroger
319	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	98%	1,192,164	Office Depot, The North Carolina Company
320	Ridgeview Centre	Wise	VA	1990	07/02/92	177,764	100%	1,212,727	Food City, Kmart	Belk’s
321	Packard Plaza	Cudahy	WI	1992	12/12/02	117,827	90%	550,164	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
322	Northridge Plaza	Milwaukee	WI	1996	12/12/02	150,164	91%	1,006,614	Big Lots
323	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,419	98%	1,320,142	Hobby Lobby, Kohl’s	ShopKo
324	Moundsville Plaza	Moundsville	WV	2004	12/27/88	181,846	86%	1,112,610	Big Lots, Kroger, Peebles
325	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	675,261	Office Depot, T.J. Maxx
326	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%	597,303	Kmart
327	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	160,150	90%	996,779	Big Lots, Murdoch’s Ranch & Home Supply	Econofoods, Hobby Lobby
						45,639,885	93%	$345,302,149

	Miscellaneous Properties

1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	52,500
6	Pointe*Orlando	Orlando	FL	1997	11/30/99	461,629	65%	6,353,454	Disney, Foot Locker, Muvico, XS
7	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
8	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	418,000	Smith’s Food
9	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
10	Central Avenue Marketplace	Toledo	OH	—	08/14/90	LAND	—	—
11	Harveys	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
12	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	28%	338,525	Shop ‘n Save
13	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
14	BPR West (6) (7)	Frisco	TX	—	04/22/04	LAND	—	—
15	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—
16	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—
17	Valley Fair Mall	West Valley City	UT	1987	12/31/96	607,075	99%	3,890,098	JC Penney, Meier & Frank, Mervyn’s
18	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755
						1,760,969	74%	$12,264,916
		STABILIZED PROPERTIES				47,400,854	92%	$357,567,065

	Redevelopment Properties

	Community and Neighborhood Shopping Centers

1	Rose Pavilion	Pleasanton	CA	2005	02/27/98	294,878	100%	$4,709,400	Levitz Furniture, Macy’s Home Store	Long’s Drugs
2	Westminster City Center	Westminster	CO	2005	12/16/97	341,600	100%	4,478,516	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordmans
3	Coconut Creek	Coconut Creek	FL	2005	03/01/02	264,846	92%	2,772,255	Big Lots, Publix
4	The Mall at 163rd Street	Miami	FL	2005	12/31/98	279,079	77%	1,446,853	Marshalls	Home Depot, Wal-Mart
5	Colonial Marketplace	Orlando	FL	2005	04/01/98	135,135	76%	491,859	Office Max	Target
6	Merchants Crossing	Newnan	GA	2005	12/12/02	174,059	57%	746,488	Hastings, Kroger
7	Columbus Center	Columbus	IN	2005	12/01/88	146,212	58%	454,516	Office Max	Target
8	J*Town Center	Jeffersontown	KY	2005	10/21/88	207,195	89%	766,970	Louisville Athlectic Club
9	Grand Crossing	Brighton	MI	2005	01/03/03	77,956	100%	719,273	ACO Hardware, VG’S Food
10	Washtenaw Fountain Plaza	Ypsilanti	MI	2005	10/05/92	135,942	91%	577,390	Dollar Tree, Dunhams, Save-A-Lot
11	Roxboro Square	Roxboro	NC	2005	06/05/95	98,980	91%	442,889	—
12	Parkway Plaza	Winston-Salem	NC	2005	12/12/02	286,405	96%	2,309,272	Lowes Foods, Office Depot
13	Tinton Falls Plaza	Tinton Falls	NJ	2005	01/30/98	100,582	100%	845,865	WOW Fitness	A&P
14	Galleria Commons	Henderson	NV	2005	06/09/98	276,460	90%	2,347,412	Babies R Us, Burlington Coat Factory, Stein Mart, T.J. Maxx
15	Transit Road Plaza	Lockport	NY	2005	08/03/93	143,119	75%	361,173	Dollar Tree, Grossman’s Bargain Outlet, Save-A-Lot

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
16	Sunshine Square	Medford	NY	2005	12/12/02	204,047	93%	1,517,758	Stop & Shop
17	Wallkill Plaza	Middletown	NY	2005	12/12/95	203,960	89%	977,486	ShopRite
18	Mohawk Acres	Rome	NY	2005	01/20/84	170,072	87%	1,225,095	Price Chopper
19	Price Chopper Plaza	Rome	NY	2005	08/03/93	78,400	71%	363,380	Price Chopper
20	Village Center	Smithtown	NY	2005	08/19/04	97,401	100%	1,076,717	Eckerd
21	Western Village	Cincinnati	OH	2005	05/04/94	136,471	18%	579,650	—
22	Midway Crossing	Elyria	OH	2005	12/11/95	158,585	87%	1,064,603	Dunham’s, Jo-Ann Fabrics, TJ Maxx	Toys R Us
23	Market Place	Piqua	OH	2005	11/20/91	171,604	63%	404,820	Kroger
24	Ivyridge	Philadelphia	PA	2005	08/02/95	112,278	44%	881,871	—
25	Hillcrest Shopping Center	Spartanburg	SC	2005	02/16/05	312,449	91%	2,459,336	Marshalls, Publix, Stein Mart
26	Chapman-Ford Crossing	Knoxville	TN	2005	12/30/92	185,604	87%	836,244	Goody’s
27	Culpepper Plaza	College Station	TX	2005	03/01/02	209,760	70%	1,415,835	Baskins
28	Friendswood Square	Friendswood	TX	2005	03/01/02	63,439	32%	236,901	Dollar General
29	Merchants Park	Houston	TX	2005	03/01/02	241,742	85%	1,733,408	Big Lots, Kroger, Planters Bank
30	Orange Grove	Houston	TX	2005	03/01/02	186,446	97%	1,145,326	Floor Décor, Office Max
31	The Crossing at Fry Road	Katy	TX	2005	03/01/02	225,403	100%	1,896,318	Hobby Lobby, Kroger, Palais Royal, Stein Mart
32	Parkview West	Pasadena	TX	2005	03/01/02	39,939	91%	343,564	Family Dollar
33	Cave Spring Corners	Roanoke	VA	2005	06/05/97	144,466	65%	632,986	Kroger

		REDEVELOPMENT PROPERTIES				5,904,514	84%	$42,261,429

New Development Properties

	Community and Neighborhood Shopping Centers
1	Unity Plaza	East Fishkill	NY	2005	04/28/04	—	—	—
2	The Centre at Navarro	Victoria	TX	2005	03/01/02	—	—	—

		NEW DEVELOPMENT PROPERTIES				—	—	—

			COMPANY PORTFOLIO (5)			53,305,368	91%	$399,828,494

	JOINT VENTURE PORTFOLIOS (8)
	Stabilized Properties

	Community and Neighborhood Shopping Centers

	Arapahoe Crossings, LP
1	Arapahoe Crossings	Aurora	CO	2003	09/30/03	466,363	100%	$6,302,634	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘N Things, Marshalls, Old Navy, Ross Dress for Less

	BPR Shopping Center, LP
2	The Centre at Preston Ridge	Frisco	TX	2003	09/28/98	734,448	99%	11,740,222	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, Old Navy, Ross Dress for Less, Stein Mart, T.J. Maxx	Target

	CA New Plan Venture Fund
3	Villa Monaco	Denver	CO	1978	02/19/04	122,213	92%	1,120,194	King Soopers
4	Ventura Downs	Kissimmee	FL	1989	03/01/02	98,191	90%	943,333	Publix, Walgreens
5	Marketplace at Wycliffe	Lake Worth	FL	2002	03/01/02	133,520	100%	2,214,774	Walgreens, Winn-Dixie
6	Shoppes of Victoria Square	Port St. Lucie	FL	1990	10/10/03	95,243	98%	1,025,780	Winn-Dixie
7	Sarasota Village	Sarasota	FL	1998	03/01/02	169,310	92%	1,240,375	Big Lots, Homegoods, Gold’s Gym, Publix
8	Atlantic Plaza	Satellite Beach	FL	2001	03/01/02	133,070	93%	867,302	Beall’s, Publix
9	Mableton Walk	Mableton	GA	1994	03/01/02	105,742	94%	1,029,778	Piccadilly Cafeteria, Publix
10	Marrero Shopping Center	Marrero	LA	2004	04/12/04	69,259	100%	419,016	Winn-Dixie
11	Mint Hill Festival	Charlotte	NC	1986	03/01/02	59,047	98%	557,436	Eckerd, Harris Teeter
12	Ladera	Albuquerque	NM	1982	03/01/02	126,012	95%	1,105,513	Brooks, Dollar Tree, Great Wall Buffet
13	Harwood Central Village	Bedford	TX	1986	03/01/02	119,742	91%	1,019,346	Kroger
14	Spring Valley Crossing	Dallas	TX	2002	03/01/02	101,687	82%	646,092	Albertsons
15	Odessa-Winwood Town Center	Odessa	TX	1987	03/01/02	343,603	100%	2,170,253	Hastings, H.E.B., Office Depot, Ross Dress for Less, Target
16	Ridglea Plaza	Ft. Worth	TX	1990	12/31/02	171,787	90%	1,536,554	Stein Mart, Tom Thumb
17	Windvale	The Woodlands	TX	2002	03/01/02	96,088	100%	1,006,682	Randalls

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
	NP/I&G Institutional Retail Company, LLC
18	New London Mall	New London	CT	2000	03/10/05	260,396	92%	2,915,813	Homegoods, Marshalls, OfficeMax, ShopRite
19	Riverplace Shopping Center	Jacksonville	FL	1989	10/08/04	257,912	99%	2,533,054	Bealls, Sears, Stein Mart, T.J. Maxx
20	Conyers Crossroads	Conyers	GA	2000	03/22/04	333,250	100%	3,632,267	Carmike Cinemas, Circuit City, Kohl’s, Old Navy
21	Village Shoppes of Flowery Branch (9)	Flowery Branch	GA	2002	07/22/04	92,985	96%	1,094,433	Publix
22	Village Shoppes of East Cherokee (9)	Woodstock	GA	2003	05/20/04	128,667	94%	1,808,287	Publix
23	DSW Plaza at Lake Grove	Lake Grove	NY	1997	11/25/03	251,136	100%	3,955,653	Bally Total Fitness, DSW, Stop & Shop
24	Skytop Pavilion (9)	Cincinnati	OH	1999	11/22/04	133,631	95%	1,640,817	biggs, Gold’s Gym
						4,603,302	97%	$52,525,608

	Miscellaneous Properties

	BPR Partnerships
1	Undeveloped land parcels (10)	Frisco	TX	—	09/28/98	LAND	—	—

		STABILIZED PROPERTIES				4,603,302	97%	$52,525,608

	Redevelopment Properties

	Community and Neighborhood Shopping Centers
	CA New Plan Venture Fund
1	Stone Mountain Festival	Stone Mountain	GA	2005	07/02/04	347,217	90%	$1,412,953	Wal-Mart
2	Clinton Crossing	Clinton	MS	2005	10/31/03	73,073	98%	824,307	Winn-Dixie
	Westgate Mall, LLC
3	Westgate Mall	Fairview Park	OH	2005	02/25/05	—	—	—	Kohl’s

		REDEVELOPMENT PROPERTIES				420,290	91%	$2,237,260

		JOINT VENTURE PORTFOLIOS (8)				5,023,592	96%	$54,762,868

			TOTAL PORTFOLIO (11)			58,328,960	92%	$454,591,362

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes building square footage for ground leases.

(3) Includes all leases in effect at March 31, 2005, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5) Includes joint venture properties consolidated in accordance with the provisions of FIN 46.

(6) In accordance with the provisions of FIN 46, this property has been included as a consolidated entity in the Company’s balance sheet.

(7) Comprised of 12.77 acres of undeveloped land adjacent to an IKEA currently under construction.

(8) Includes 100 percent of properties owned by unconsolidated joint ventures.

(9) Under agreements with the previous property owners, the Company is receiving payments for certain dark space in an amount equivalent to market rent.

(10) Comprised of approximately 38.6 acres of undeveloped land.

(11) Includes 100 percent of properties owned by consolidated and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2005

Summary of Joint Venture Portfolios

		Equity	Percent		Project Bank
Property Name	JV Partner	Investment	Ownership	Economic Structure	Debt Outstanding

UNCONSOLIDATED VENTURES
Arapahoe Crossings, L.P.	Foreign investor	$6,631,646	30%	Increased participation after 10% return	$49,060,344
BPR Partnerships	George Allen / Milton Schaffer	2,002,877	50%	10% preferred return	—
BPR Shopping Center, L.P.	Foreign investor / George Allen / Milton Schaffer	3,682,982	25%	Increased participation after 10% return	69,119,864
CA New Plan Venture Fund (1)	Major U.S. pension fund	6,750,702	10%	Increased participation after 12% IRR	134,317,406
NP/I&G Institutional Retail Company, LLC	JPMorgan Fleming Asset Management	15,384,402	20%	Increased participation after 12% IRR	143,277,564
Westgate Mall, LLC	Transwestern Investment Company / The Richard E. Jacobs Group	828,196	10%	Increased participation after 13% IRR	20,790,000
Investments in / Advances to Unconsolidated Ventures		$35,280,805		Total New Plan Pro Rata Share	$76,164,323

CONSOLIDATED VENTURES (2)
BPR West, LP
BPR West	George Allen / Milton Schaffer	—	50%	10% preferred return	—	(3)

(1) AEW serves as the advisor for the joint venture partner.

(2) In accordance with the provisions of FIN 46, this property has been included as a consolidated entity in the Company’s balance sheet.  Therefore, the Company’s equity investment balance has been eliminated.

(3) As of March 31, 2005, the joint venture had a loan outstanding of approximately $3.8 million, payable to the Company.  This loan is eliminated in consolidation.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2005 should be read in conjunction with the above information.